UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
DIGITAL BRANDS GROUP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

DIGITAL BRANDS GROUP, INC.
1400 Lavaca Street,
Austin, Texas 78701
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December [18], 2023
9:30 A.M. (Eastern Time)
To Our Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of DIGITAL BRANDS GROUP, INC. (“DGBI,” “we,” “our,” “us,” or the “Company”), a Delaware corporation, to be held on December [18], 2023 at 9:30 a.m. (Eastern Time) via live webcast. The Meeting will be a virtual meeting via live audiocast that stockholders will telephone into. You will have an equal opportunity to participate in the Meeting regardless of your geographic location. You will not be able to attend the Meeting physically. Registered stockholders and duly appointed proxyholders may connect to the audiocast meeting by dialing one of the following telephone numbers where they can participate, ask questions and vote during the Meeting live audiocast: [866-605-1828] or [+1 201-389-0846].
The annual meeting of stockholders is being held for the following purposes (the “Proposal” or collectively “Proposals”):
1.
To elect five (5) nominees to our board of directors (the “Election of Directors Proposal”);

2.
To approve amendments to the Company’s 2020 Omnibus Incentive Stock Plan (the “2020 Plan”) to increase the aggregate number of shares of Common Stock authorized for issuance under the 2020 Plan to 200,000 shares (the “2020 Plan Amendment Proposal”);

3.
To approve, for purposes of complying with Nasdaq Listing Rule Section 5635(c), of the issuance of shares of Common Stock to our Chief Executive Officer pursuant to a Performance Stock Award Agreement (the “CEO Performance Agreement Proposal”);

4.
To ratify the appointment of Macias Gini & O’Connell LLP (“MGO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

5.
To approve adjournment of the Annual Meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”); and

6.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only holders of our common stock of record at the close of business on November 7, 2023 (the “Record Date”) will be entitled to vote and participate at the Meeting and any postponements, adjournments or continuations thereof. A list of stockholders will be available at our offices at 1400 Lavaca Street, Austin, TX 78701 for a period of at least 10 days prior to the Meeting and will also be available at the Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December [18], 2023: The 2023 Proxy Statement and the Annual Report to Stockholders for the fiscal year ended December 31, 2022 are also available at https://ir.digitalbrandsgroup.co/sec-filings
You are cordially invited to attend the Meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign your proxy card and return it in the enclosed postage paid envelope or you may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote in person in the event you find it convenient to attend.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
Kingsdale Advisors
745 Fifth Avenue, 5th Floor
New York, NY 10151
North American Toll Free Phone: 1-866-581-0512
Call Collect Outside North America: 416-867-2272
Email: contactus@kingsdaleadvisors.com
By order of the Board of Directors
Dated: , 2023 Austin, Texas	John Hilburn Davis IV President and Chief Executive Officer

DIGITAL BRANDS GROUP, INC.
1400 Lavaca Street
Austin, TX 78701
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
December [18], 2023 AT 9:30 A.M. (EASTERN TIME)
This proxy statement is being furnished by Digital Brands Group Inc., a Delaware corporation (the “Company”), in connection with the annual meeting of stockholders (the “Meeting”) to be held virtually via live audiocast on December [18], 2023, at 9:30 a.m. (Eastern Time). The Meeting will be a virtual meeting via live audio webcast that stockholders will telephone into. You will not be able to attend the Meeting physically. Registered stockholders and duly appointed proxyholders may connect to the audiocast meeting by dialing one of the following telephone numbers where they can participate, ask questions and vote during the meeting live audiocast: [866-605-1828] or [+1 201-389-0846].
If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call Event Tech Support: 201-689-7835 or 877-407-0626.
We anticipate that this proxy statement and the form of proxy relating to our Meeting will be mailed to our stockholders commencing on or about November [17], 2023.
The purpose of the Meeting is to seek stockholder approval of the following Proposals:
1.
To elect five (5) nominees to our board of directors (the “Election of Directors Proposal”);

2.
To approve amendments to the Company’s 2020 Omnibus Incentive Stock Plan (the “2020 Plan”) to increase the aggregate number of shares of Common Stock authorized for issuance under the 2020 Plan to 200,000 shares (the “2020 Plan Amendment Proposal”);

3.
To approve, for purposes of complying with Nasdaq Listing Rule Section 5635(c), of the issuance of shares of Common Stock to our Chief Executive Officer pursuant to a Performance Stock Award Agreement (the “CEO Performance Agreement Proposal”);

4.
To ratify the appointment of Macias Gini & O’Connell LLP (“MGO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

5.
To approve adjournment of the Annual Meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum (the “Adjournment Proposal”); and

6.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Internet Availability of Proxy Materials
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. The proxy statement and the Annual Report to Stockholders for the fiscal year ended December 31, 2022 are also available at [https://ir.digitalbrandsgroup.co/sec-filings/annual-reports].
Solicitation of Proxies
Our board of directors (“Board”) is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Solicitations will be made by mail. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of [$12,500], plus reimbursement of related expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or virtually via the Internet. We may reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our stock.
Annual Report
Our annual report to stockholders for the fiscal year ended December 31, 2022, will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy and is not to be considered a part of the proxy-soliciting material.
Stockholders may also request a free copy of our Form 10-K for the fiscal year ended December 31, 2022 by writing to Secretary, Digital Brands Group Inc., 1400 Lavaca Street, Austin, TX 78701.
Alternatively, stockholders may access our 2022 Annual Report on Form 10-K on the Company’s website located at https://ir.digitalbrandsgroup.co/sec-filings/all-sec-filings. We will also furnish any exhibit to our 2022 Annual Report on Form 10-K if specifically requested.
How To Participate In And Vote At The Meeting
Registered stockholders and duly appointed proxyholders may connect to the audiocast meeting by dialing one of the telephone numbers below where you can participate and vote during the meeting live audiocast:
Participant Dial-In Numbers: [866-605-1828] or [+1 201-389-0846]
If you are a stockholder who owns shares through a broker and you intend to vote at the Meeting, you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares virtually at the Meeting.
You will not be able to attend the Meeting physically.   The audiocast provides our stockholders rights and opportunities equivalent to an in-person meeting of stockholders. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call Event Tech Support: [201-689-7835 or 877-407-0626].
Even if you plan to attend the Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Meeting.
How To Vote Without Participating In The Meeting
Your vote is important. If you hold your shares as a record holder, your shares can be voted at the Meeting only if you are present in person at the Meeting or your shares are represented by proxy. Even if you plan to attend the Meeting, we urge you to vote by proxy in advance. You may vote your shares by using one of the following methods:
1.
By mail.   You may vote by mail by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided; or

2.
By Internet.   You may vote electronically by accessing the website located at http://www.vstocktransfer.com/proxy and following the on-screen instructions; or

3.
By Fax.   You may vote by fax by marking your proxy card, and then date, sign and return it to (646) 536-3179; or

4.
By Email.   you may vote by e-mail by marking your proxy card, and then date, sign and return it to vote@vstocktransfer.com.

Please have your proxy card in hand when going online. If you instruct the voting of your shares electronically, you do not need to return your proxy card.
If you hold your shares beneficially in “street name” through a nominee (such as a bank or stock broker), then the proxy materials are being forwarded to you by the nominee and you may be able to vote by the Internet as well as by mail, fax and e-mail based on the instructions you receive from your nominee. You should follow the instructions you receive from your nominee to vote these shares in accordance with the voting instructions you receive from your broker, bank or other nominee.
Record Date, Voting; Quorum
Record Date, Voting
Only holders of record of our common stock, par value $0.0001 per share (“Common Stock”), Series A convertible preferred stock, par value $0.0001 (“Series A Convertible Preferred Stock”), and Series C convertible preferred stock, par value $0.0001 (“Series C Convertible Preferred Stock”) at the close of business on November 7, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof. Stockholders may not cumulate their votes.
As of the Record Date, the following shares were issued and outstanding with the number of votes indicated:
Class	Number of Shares	Votes/Share	Number of Votes
Common Stock	[703,271]	One / share	[703,271]
Series A Convertible Preferred Stock	6,300	One / share (voting on an as-converted basis)	27,082
Series C Convertible Preferred Stock	4,786	One / share (voting on an as-converted basis)	267,004

(1)
Number of votes for the Series A Convertible Preferred Stock are based on a fixed conversion price of $232.63 per share as of the Record Date and reflect the 1:25 reverse stock split that was effected on August 22, 2023.

(2)
Number of votes for the Series C Convertible Preferred Stock are based on a fixed conversion price of $17.925 per share as of the Record Date reflect the 1:25 reverse stock split that was effected on August 22, 2023.

Common Stock.   Holders of our Common Stock are entitled to one vote for each share of Common Stock.
Series A Convertible Preferred Stock.   Holders of our Series A Convertible Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock into which such stockholder’s shares of Series A Convertible Preferred Stock could have been converted on the Record Date. This number is obtained by dividing the stated value of the Series A Convertible Preferred Stock ($1,000.00) by the fixed conversion price in effect on the Record Date at $232.63 per share after reflecting the 1:25 reverse stock split that was effected on August 22, 2023.
Series C Convertible Preferred Stock.   Holders of our Series C Convertible Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock into which such stockholder’s shares of Series C Convertible Preferred Stock could have been converted on the Record Date. This number is obtained by dividing the stated value of the Series C Convertible Preferred Stock ($1,000.00) by the fixed conversion price in effect on the Record Date at $17.925 per share after reflecting the 1:25 reverse stock split that was effected on August 22, 2023.
Quorum
The presence, virtually via the live audiocast or by proxy, of holders of at least 331∕3% of our outstanding capital stock entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. If a quorum is not present at the Meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies. Your shares will be counted towards the quorum only if you submit a valid proxy or vote virtually via the live audiocast at the Meeting.

Counting of Votes
If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as follows:
1.
FOR the five (5) nominees to our board of directors;

2.
FOR approval of amendments to the Company’s 2020 Omnibus Incentive Plan (the “2020 Plan”) to increase the aggregate number of shares of Common Stock authorized for issuance under the 2020 Plan to 200,000 shares;

3.
FOR approval for purposes of complying with Nasdaq Listing Rule Section 5635(c), of the issuance of shares of Common Stock to our Chief Executive Officer pursuant to a Performance Stock Award Agreement;

4.
FOR ratification of the appointment of Macias Gini & O’Connell LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

5.
FOR approval of the adjournment of the Meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum; and

6.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Representatives of our transfer agent will assist us in the tabulation of the votes.
Abstentions and Broker Non-Votes
An abstention is (i) the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote, or (ii) selecting, or authorizing a proxy holder to select, “abstain” with respect to a proposal on a ballot submitted at the meeting. A broker “non-vote” occurs when a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in “street name” for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.
Refer to each proposal for a discussion of the effect of abstentions and broker non-votes.
Revocability of Proxy
Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of Digital Brands Group, Inc. in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an electronic vote), or by attending the Meeting in person and voting virtually via the live audiocast.
Interest of Executive Officers and Directors
None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Meeting, except (i) to the extent that the executive officers and directors are eligible to receive awards under the 2020 Plan; (ii) to the extent that the executive officers are receiving compensation from the Company; (iii) with respect to John Hilburn Davis IV, to the extent that he will receive the approved equity awards and (iv) with respect to each director, to the extent that a director is named as a nominee for election as a director to the Board.
Householding
“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.
Postponement or Adjournment of Meeting
If a quorum is not present or represented, our bylaws permit the stockholders present in person or represented by proxy to adjourn the Meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. We may also adjourn to another time or place (whether or not a quorum is present). Notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present virtually via the live audiocast and vote at such meeting, are announced or are displayed at the Meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the Meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Board Size and Structure
Our board of directors currently consists of five (5) directors. Our Certificate of Incorporation provides that the number of directors on our board of directors shall be fixed exclusively by resolution adopted by our board of directors or by our stockholders. At each annual meeting, directors shall be elected by the stockholders for a term of one (1) year. Each director shall serve until his or her successor is duly elected and qualified or until the director’s earlier death, resignation or removal.
When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the board of directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Pursuant to Delaware law and our Certificate of Incorporation, directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.
Nominees for Election
John Hilburn Davis, IV, Mark T. Lynn, Trevor Pettennude, Jameeka Green Aaron and Huong “Lucy” Doan have been nominated by the board of directors to stand for election at the Meeting. If elected by the stockholders at the Meeting, John Hilburn Davis, IV, Mark T. Lynn, Trevor Pettennude, Jameeka Green Aaron and Huong “Lucy” Doan will serve for a term expiring at the annual meeting to be held in 2024 (the “2024 Annual Meeting”) and the election and qualification of their successors or until their earlier death, resignation or removal.
Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Meeting, the board of directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the board of directors. Alternatively, the proxies, at the board of directors’ discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The board of directors has no reason to believe that any nominee will be unable to serve.
Information About Board Nominees
The following pages contain certain biographical information for the nominees for director, including all positions currently held, their principal occupation and business experience for the past five years, and the names of other publicly-held companies of which such nominee currently serves as a director or has served as a director during the past five years.
Nominees
The following table sets forth the names and ages of our director nominees:
Name	Age	Position
John Hilburn Davis, IV	51	Chief Executive Officer, President, Director Nominee (Chairman of the Board when elected)
Mark T. Lynn	39	Director Nominee
Trevor Pettennude	56	Director Nominee
Jameeka Green Aaron	43	Director Nominee
Huong “Lucy” Doan	54	Director Nominee

Each nominee has consented to being named as a nominee in this proxy statement and has indicated his or her availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee and will vote for a substitute nominee in the exercise of their best judgment, or the Board may determine to reduce the size of the Board to the number of nominees available.
Directors are nominated by our Board based on the recommendations of the Nominating and Governance Committee. As discussed elsewhere in this proxy statement, in evaluating director nominees, the Nominating and Governance Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our businesses and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board. You can find information about director nominees below under the section “Board of Directors and Executive Officers.”
Vote Required
You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. According to the Company’s Bylaws Section 2.15, nominations for the election of Directors may be made by (i) the Board of Directors or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of Directors. When a quorum is present, the elections of directors are determined by a plurality of the votes cast by the stockholders entitled to vote at the election. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the meeting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR DIRECTOR.

PROPOSAL NO. 2
APPROVAL OF AMENDMENTS TO THE
DIGITAL BRANDS GROUP, INC. 2020 OMNIBUS INCENTIVE STOCK PLAN
On December 30, 2020, the Board and our stockholders approved the 2020 Omnibus Incentive Stock Plan (the “2020 Plan”). On November 3, 2023, the Board, based on the recommendation of the Compensation Committee, approved the following amendments to the 2020 Plan, subject to stockholder approval:
•
an increase in the maximum number of shares that may be delivered under the 2020 Plan by an additional 167,000 shares, from 33,000 shares (after reflecting the 1:100 reverse stock split and the 1:25 reverse stock split of the Company’s Common Stock in November 2022 and August 2023 respectively) to 200,000 shares (which such increase is in addition to any shares granted previously under the Prior Plans that are forfeited, expire or are canceled after the effective date of the 2020 Plan without delivery of shares or which result in the forfeiture of the shares back to the Company to the extent that such shares would have been added back to the reserve under the terms of the Prior Plans); and

•
a corresponding increase in the maximum number of shares that may be delivered with respect to incentive stock options granted under the 2020 Plan by an additional 167,000 shares, from 33,000 shares to 200,000 shares;

(collectively, the “Plan Amendments”). A copy of the 2020 Plan, with the proposed to be amendment, is attached to this proxy statement in Appendix A.
Purpose
Equity compensation is an important component of our executive, employee, consultant and director compensation programs. We believe it best aligns employee, consultant and director compensation with stockholder interests and motivates participants to achieve long-range goals tied to the success of the Company. The 2020 Plan permits shares of our Common Stock to be awarded as employee incentive compensation, allowing the Board to attract and retain key employees, provide them competitive compensation, adapt to evolving compensation practices and account for our growth.
Key Reasons to Vote for this Proposal:
•
Equity awards are a key part of our compensation program.   We believe that equity compensation has been, and will continue to be, a critical component of our compensation package because it (i) contributes to a culture of ownership among our employees and other service providers, (ii) aligns our employees’ interests with the interests of our other stockholders, and (iii) preserves our cash resources. It has been our practice to grant equity broadly throughout the organization, not just to executive officers and directors. We compete for talent in an extremely competitive industry, often with larger companies with greater resources. We believe that our ability to compensate with equity awards is essential to our efforts to attract and retain top talent. Equity awards are an essential part of our compensation package, are central to our employment value proposition, and are necessary for us to continue competing for top talent as we grow.

•
Equity awards incentivize the achievement of key business objectives and increases in stockholder value.   Our equity program primarily consists of stock options, stock appreciation rights, restricted shares, restricted stock units, performance awards, other stock-based awards and short-term cash incentive awards. We believe that equity awards have been and will continue to be critical to our success and that they play an important role in incentivizing employees across our company to achieve our key business objectives and drive increases in stockholder value. The 2020 Plan promotes the long-term financial interest of our company, including the growth in value of our company’s equity and enhancement of long-term stockholder return.

•
The 2020 Plan provides necessary flexibility to the Board.   Specifically, the 2020 Plan provides for the grant of non-qualified and incentive stock options, full value awards, and cash incentive awards. The flexibility inherent in the plan permits the Board to change the type, terms and conditions of awards as circumstances may change. We believe that this flexibility and the resulting ability to more affirmatively adjust the nature and amounts of executive compensation are particularly important for a public company such as ours, given the volatility of the public markets and reactions to economic and world events, especially given the current COVID-19 pandemic. Equity compensation, which aligns the long-term interests of both executives and our stockholders, is an important tool for the Board which without the stockholder approval of this Proposal 4 will not be available to our Board in any meaningful way.
Need for Additional Shares
In setting the number of additional shares to be available for issuance under the Plan Amendments, we considered the significant number of additional shares and warrants issued in our September 2023 transactions. We also considered the estimate going forward competitive usage needs for existing employees and potential new hires for approximately the next one to three years, with such timing dependent on a variety of factors, including the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2020 Plan could last for a shorter or longer time.
Based on these considerations, an additional 167,000 shares are being proposed to be made available for issuance under the 2020 Plan, which the Board believes represents an appropriate increase at this time.
If the Plan Amendments are approved, potential additional issuances authorized under the 2020 Plan as of the Record Date, November 7, 2023, assuming the exercise of all pre-funded warrants issued to certain investors in September 2023, would represent approximately [15]% of our outstanding common stock as of November 7, 2023. While we acknowledge the potential dilutive effect of stock-based compensatory awards, the Board believes that the performance and motivational benefits that can be achieved from offering such awards outweigh this potential dilutive effect.
The Board believes that the ability to provide equity compensation to our executives and other employees and consultants has been, and will continue to be, essential to our ability to continue to attract, retain and motivate talented employees. The Board believes that equity-based compensation is a key feature of a competitive compensation program. Further, equity-based compensation awards help align our employees’ and consultants’ interests with those of our stockholders.
General Terms of the 2020 Plan
The following summary of the 2020 Plan is not a comprehensive description of all provisions of the 2020 Plan and should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the 2020 Plan, which is attached as Appendix A to this proxy statement and is marked to show the proposed Plan Amendments.
An aggregate of 33,000 shares of our common stock (after reflecting the 1:100 reverse stock split of the Company’s Common Stock in November 2022) is reserved for issuance and available for awards under the 2020 Plan, including incentive stock options granted under the 2020 Plan. The 2020 Plan administrator may grant awards to any employee, director, and consultants of the Company and its subsidiaries. To date, after reflecting the 1:100 reverse stock split and the 1:25 reverse stock split of the Company’s Common Stock in November 2022 and August 2023 respectively, 1,092 grants have been made under the 2020 Plan and 31,908 shares remain eligible for issuance under the Plan.
The 2020 Plan is currently administered by the Compensation Committee of the Board as the Plan administrator. The 2020 Plan administrator has the authority to determine, within the limits of the express provisions of the 2020 Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Board may at any time amend or terminate the 2020 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the 2020 Plan without the consent of the recipient. No awards may be made under the 2020 Plan after the tenth anniversary of its effective date.

Awards under the 2020 Plan may include incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock Units, performance share or Unit awards, other stock-based awards and cash-based incentive awards.
Stock Options
The 2020 Plan administrator may grant to a participant options to purchase our common stock that qualify as incentive stock options for purposes of Section 422 of the Internal Revenue Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the 2020 Plan administrator. The exercise price for stock options will be determined by the 2020 Plan administrator in its discretion, but non-qualified stock options and incentive stock options may not be less than 100% of the fair market value of one share of our company’s common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted. Stock options must be exercised within a period fixed by the 2020 Plan administrator that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise period may not exceed five years. At the 2020 Plan administrator’s discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of our common stock held by the participant or in any other form of consideration acceptable to the 2020 Plan administrator (including one or more forms of “cashless” or “net” exercise).
Stock Appreciation Rights
The 2020 Plan administrator may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised. The exercise price for a SAR will be determined by the 2020 Plan administrator in its discretion; provided, however, that in no event shall the exercise price be less than the fair market value of our common stock on the date of grant.
Restricted Shares and Restricted Units
The 2020 Plan administrator may award to a participant shares of common stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period. The 2020 Plan administrator also may award to a participant Units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted Units”). The terms and conditions of restricted share and restricted Unit awards are determined by the 2020 Plan administrator.
Performance Awards
The 2020 Plan administrator may grant performance awards to participants under such terms and conditions as the 2020 Plan administrator deems appropriate. A performance award entitles a participant to receive a payment from us, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock or a combination thereof, as determined by the 2020 Plan administrator.
Other Stock-Based Awards
The 2020 Plan administrator may grant equity-based or equity-related awards, referred to as “other stock- based awards,” other than options, SARs, restricted shares, restricted Units, or performance awards.

The terms and conditions of each other stock-based award will be determined by the 2020 Plan administrator. Payment under any other stock-based awards will be made in common stock or cash, as determined by the 2020 Plan administrator.
Cash-Based Awards
The 2020 Plan administrator may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees. The terms and conditions of each cash-based award will be determined by the 2020 Plan administrator.
Eligibility
All employees and directors of, and consultants and other persons providing services to, our company or any of its subsidiaries (or any parent or other related company, as determined by the Compensation Committee) are eligible to become Participants in the 2020 Plan, except that non-employees may not be granted incentive stock options.
United States Income Tax Considerations
The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards under the 2020 Plan based on current U.S. income taxation with respect to Participants who are U.S. citizens or residents. Participants subject to taxation in other countries should consult their tax advisor (including Participants in Israel).
Non-Qualified Options Stock Appreciation Rights.   The grant of a non-qualified option and stock appreciation rights will not result in taxable income to the Participant. The Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Company shares acquired pursuant to a nonqualified option, or underlying the exercise of a stock appreciation right, over the exercise price for such shares. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such Company shares equal to the fair market value of the shares at the time of exercise and the holding period beginning the day after exercise.
Incentive Stock Options.   The grant of an incentive stock option will not result in taxable income to the Participant. The exercise of an incentive stock option will not result in taxable income to the Participant provided that the Participant was, without a break in service, an employee of our company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the Participant is “disabled,” as that term is defined in the Code).
The excess of the fair market value of the Company shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the Participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the Participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the Participant will have a basis in those shares equal to the fair market value of the Company shares at the time of exercise.
If the Participant does not sell or otherwise dispose of the Company shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such Company shares to the Participant, then, upon disposition of such Company shares, any amount realized in excess of the exercise price will be taxed to the Participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.
If the above holding period requirements are not met, the Participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the Company shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the Participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.
Full Value Awards.   Full value awards include restricted stock awards and performance shares. A Participant who has been granted a full value award will not realize taxable income at the time of grant, provided that the Company shares subject to the award are subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the vesting of Company shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares. However, the Participant may make an election under Section 83 of the Code to recognize ordinary income based on the fair market value of the shares on the grant date, rather than the vesting date. If there is no “substantial risk of forfeiture” of the shares on the grant date, the fair market value of the shares is immediately taxable to the Participant. Gains or losses realized by the Participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting, and the holding period beginning at vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the Participant.
Restricted Stock Units, Performance Units and Cash-Based Awards, Restricted stock units and performance units are not taxable to the Participant on the grant date. The Participant will have taxable income equal to the fair market value of the shares issued on the share delivery date, or upon any cash paid in lieu of the deliver of shares. Likewise, taxable income results from a cash-based award upon the Participant’s actual or constructive receipt of any cash payout.
Withholding of Taxes.   We may withhold amounts from Participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, Participants may satisfy withholding requirements through cash payment, by having Company shares withheld from awards or by tendering previously owned Company shares to us to satisfy tax withholding requirements.
Change In Control.   Any acceleration of the vesting or payment of awards under the 2020 Plan in the event of a change in control of us may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the Participant to a 20 percent excise tax and preclude deduction by a subsidiary or may otherwise result in a cut back based on employment arrangements with a Participant.
ERISA.   The 2020 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401 of the Code.
Tax Advice
The preceding discussion is based on U.S. federal income tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the 2020 Plan. A Participant may also be subject to state and local taxes in connection with the grant of awards under the 2020 Plan. In addition, a number of Participants reside outside the U.S. and are subject to taxation in other countries or may be subject to U.S. federal income tax in a manner not described above. The actual tax implications for any Participant will depend on the legislation in the relevant tax jurisdiction for that Participant and their personal circumstances.
Consequences of Not Approving This Proposal
If we do not obtain stockholder approval at the Meeting, the Board may seek stockholder approval at a future meeting.
Vote Required
You may vote in favor of or against this proposal or you may abstain from voting. The affirmative vote of the majority of the voting power of the outstanding shares of our Common Stock, the Series A Convertible Preferred Stock (voting on an as-converted to Common Stock basis) and the Series C Convertible Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as a single class, is required to approve Proposal No.2, assuming the presence of a quorum.
Proposal No. 2 is a non-routine matter. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal No. 2 in order for them to vote your shares so that your vote can be counted. If you hold your shares in “street name” and you do not instruct your broker how to vote on Proposal No. 2, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in Proposal No.2. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.
If the stockholders do not approve the proposal, the Company may have difficulty in granting additional equity awards to retain and attract officers and employees.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AMENDMENTS TO THE DIGITAL BRANDS GROUP, INC. 2020 OMNIBUS INCENTIVE STOCK PLAN

PROPOSAL NO. 3
APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(C), OF THE ISSUANCE OF SHARES OF COMMON STOCK TO OUR CHIEF EXECUTIVE OFFICER PURSUANT TO A PERFORMANCE STOCK AWARD AGREEMENT
General
We are asking the stockholders to approve a CEO Performance Award to our Chief Executive Officer, John Hilburn Davis IV. On November 3, 2023, to the Board determined that (1) the grant of performance equity awards to the Chief Executive Officer (“CEO Performance Award”) pursuant to a Performance Stock Award Agreement (the “2023 PSA Agreement”) was advisable and in the best interests of the Company and its stockholders and (2) approved entering into the 2023 PSA Agreement and the grant of the CEO Performance Award. The full text of the 2023 PSA Agreement is attached to this proxy statement as Appendix B. The CEO Performance Award represents the right of Mr. Davis to receive shares of Common Stock of the Company based on the achievement of milestones, subject to the terms and conditions set forth in the 2023 PSA Agreement. Mr. Davis abstained from the vote to approve the entry into the 2023 PSA Agreement and the grant of the CEO Performance Award and will abstain from voting on this Proposal No. 3. References to “Mr. Davis” in this section mean John Hilburn Davis IV unless the context requires otherwise.
The Compensation Committee, consisting of independent directors, designed the 2023 PSA Agreement. The Compensation Committee discussed the 2023 PSA Agreement several times since the beginning of January 2023 and considered the Company’s current ongoing projects and its long-term vision. The Compensation Committee also considered the need to incentivize our CEO and to drive the next decade of our shareholder returns, and recognized that Mr. Davis currently only holds a very minimum ownership interest in the Company at around 0.094% including counting the number of stock options to acquire shares of Common Stock. The Compensation Committee believes that the grant of the equity pursuant to the terms of the 2023 PSA Agreement is in the best interests of the stockholders as it provides incentives for Mr. Davis to achieve the Company’s business plans. Furthermore, the 2023 PSA Agreement recognizes the Company’s growth potential and is designed to motivate Mr. Davis whose inspirational creativity and leadership can uniquely unlock this potential and continue to deliver exceptional value to the Company. As a thought leader and a person who developed the Company’s brand and vision from when Mr. Davis joined the Company in March 2018, the Compensation Committee believes that Mr. Davis inspires employees and customers alike with his creativity, dynamic market-creating innovation and enduring dedication to the Company’s mission.
Pursuant to the 2023 PSA Agreement, Mr. Davis is eligible to receive shares of Common Stock based on the achievement of milestones as described below (“Milestones”), and within each Milestone the achievement of certain performance tranches (each, a “Tranche”), with each Tranche representing a portion of shares of Common Stock that may be issued to Mr. Davis upon achievement of such Tranche. Upon the achievement of each Tranche of one of the Milestones and subject to Mr. Davis continuing as the Chief Executive Officer, the Company will issue shares of Common Stock as specified in the Tranche.
As noted below, Nasdaq Listing Rule 5635 requires approval by a listed company’s stockholders with respect to the establishment of any equity compensation arrangement pursuant to which stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the listed company’s charter. The 2023 PSA Agreement provides that the Company is not obligated to issue shares underlying the CEO Performance Award until the Company’s stockholders have voted to approve the 2023 PSA Agreement. Further, the 2023 PSA Agreement provides that if the Company’s stockholders do not approve the CEO Performance Award on or before November 3, 2024, the date that is twelve (12) months after the date the CEO Performance Award was granted, then the CEO Performance Award shall be forfeited. We are therefore seeking stockholder approval to comply with the rules and regulations of Nasdaq and the terms of the 2023 PSA Agreement.
Value to Stockholders
The Board of Directors determined it in the best interests of stockholders to retain Mr. Davis with a long-term compensation agreement that is highly aligned with continued stockholder returns. The Board believes that the 2023 PSA Agreement is designed to both incentivize Mr. Davis and to provide benefit to the stockholders of the Company. Specifically, the Company believes the 2023 PSA Agreement benefits stockholders in the following ways:
1.
Pay for Performance

The 2023 PSA Agreement embodies a 100% at-risk performance award consisting exclusively of shares of Common Stock of the Company with tranches that vest only if significant milestones are achieved. Individual tranches can vest regardless of whether any or all of the other tranches vest. Thus, compensation under the 2023 PSA Agreement is incremental and linked to Company performance and therefore aligned with the interests of stockholders.
2.
Incentive for Mr. Davis’s Continued, Long-term Service and High Level of Performance

The Board believes that Mr. Davis’s ongoing active and engaged service is critical to the continued development and long-term interests of the Company. While the Board recognizes that the Company has many valuable employees who have contributed to the Company, the Board believes Mr. Davis’s leadership has been crucial in the Company’s formative years and phases of its early development. The structure of this compensation agreement provides significant motivation for Mr. Davis to deliver stockholder returns and to manage the business with a long-term perspective.
3.
Compensation is Non-Cash

Mr. Davis’s compensation under the 2023 PSA Agreement requires no cash to be expended by the Company. As a result, the Company will be able to allocate its cash resources to further strategic initiatives that improve the underlying value of the Company’s business operations and financial performance.
4.
Compensation is Performance-Based

The Board believes this award is a “pay-for-performance” compensation program that directly aligns Mr. Davis’s interests with the Company’s long-term plans and the interests generally of both the Company and its stockholders.
5.
Incentive for Mr. Davis to Increase the Company’s Market Capitalization and Generate Revenues

The milestones in the 2023 PSA Agreement are tied to the improvement of the Company’s market capitalization, EBITDA and increase in revenues. The Board believes that the 2023 PSA Agreement will incentivize Mr. Davis to increase the Company’s market capitalization and revenue, which will benefit the stockholders in the long term.
In addition, for illustration purposes only, Mr. Davis could earn the full 30% maximum of the Company’s then-current total issued and outstanding shares of Common Stock under the 2023 PSA Agreement, by either achieving the Market Capitalization Milestone with a Thirty Day Market Cap of $300 million while maintaining a positive EBITDA during the applicable fiscal years or achieving the Revenue Benchmark Milestone by recognizing an additional $300 million in revenue.
Methodology
In consideration of the achievements the Company has made under Mr. Davis’s leadership and considering (1) the potential for the Company’s future growth, (2) the need to increase the Company’s market capitalization and revenues, and (3) that Mr. Davis’s current ownership interest in the Company is bare minimum, the Compensation Committee of the Board of Directors saw the need to develop an incentive compensation program to encourage Mr. Davis’s continued leadership, and to motivate him to increase the Company’s market capitalization and revenue and to create significant stockholder value. The Compensation Committee considered Mr. Davis’s current compensation package, which includes an annual salary of $350,000 plus certain stock option awards that granted to Mr. Davis in 2021. In addition, the Compensation Committee considered Mr. Davis’s ownership of the Company’s Common Stock and the fact that even with the shares of Common Stock underlying the stock options that Mr. Davis can purchase, his ownership interest in the Company is still minimum at around 0.094% and the strong belief that the best outcome for the Company’s stockholders is for Mr. Davis to continue leading the Company over the long-term and increase the Company’s market capitalization and revenues.
Throughout the entire process, which began in the beginning of January 2023, the Compensation Committee met both formally and informally to discuss Mr. Davis’s compensation plan. They maintained a dialogue with Mr. Davis to share their ideas, to discuss his views and to negotiate the terms of the award with him. The Compensation Committee provided the Board of Directors with frequent updates on their progress and discussions, and the independent, non-interested members of the Board of Directors periodically met with Mr. Davis to express their opinions on the award and to gain an understanding of his commitment and goals for the Company. The Board also used the services of outside counsel to the Company to assist in drafting the 2023 PSA Agreement. The Compensation Committee did not calculate an estimate of the grant date “fair value” of the CEO Performance Award. The Compensation Committee did not retain a financial advisor or a compensation consultant in connection with the discussion of the 2023 PSA Agreement.
During this process, the Compensation Committee reviewed several draft agreements and incorporated best practices recommended by counsel. After the process was completed, the Compensation Committee presented terms for a performance award to Mr. Davis. Mr. Davis agreed that the 2023 PSA Agreement, substantially as presented, would motivate and incentivize him in leading the Company.
The Compensation Committee designed the 2023 PSA Agreement to incentivize and motivate Mr. Davis to continue to lead the Company over the long-term while continuing his current and past standard of involvement and leadership. In the Compensation Committee’s discussions with Mr. Davis, he indicated that the 2023 PSA Agreement would accomplish that.
When developing this program, the Compensation Committee considered:
•
What structure would best align the interests of Mr. Davis and the Company’s other stockholders;

•
What milestones should be used to promote stockholder value;

•
The size of each award based on the relative impact of the milestone achieved;

•
The balance of risks and benefits associated with any award;

•
That the CEO Performance Award is linked to performance;

•
Mr. Davis’s ownership interest in company;

•
Motivations for Mr. Davis to increase the Company’s market capitalization and revenues; and

•
Milestones that can incentivize Mr. Davis’s long term devotion to and leadership of the company.

The Compensation Committee presented the final 2023 PSA Agreement to the Board of Directors with a recommendation that the 2023 PSA Agreement be approved. The independent, non-interested members of the Board of Directors reviewed the agreement and considered the recommendation. The Board of Directors concluded that the 2023 PSA Agreement would motivate and incentivize Mr. Davis in his continued leadership of the Company on a long-term basis while aligning his interests with those of the Company’s other stockholders and providing significant stockholder value. The Board approved the 2023 PSA Agreement, with Mr. Davis abstaining and all other members of the Board of Directors approving the 2023 PSA Agreement. Stockholder approval is required for shares of the Company’s Common Stock to be issued to Mr. Davis in accordance with the 2023 PSA Agreement.
Summary of the 2023 PSA Agreement
Below is an overview of the material terms of the 2023 PSA Agreement. See Appendix B for the full 2023 PSA Agreement.
As described in the 2023 PSA Agreement, Mr. Davis is eligible to receive shares of Common Stock of the Company based on the achievement of Milestones as described below, and within each Milestone the achievement of certain performance Tranches, with each Tranche representing a portion of shares of Common Stock that may be issued to Mr. Davis upon achievement of such Tranche. Upon the achievement of each Tranche of one of the Milestones and subject to Mr. Davis continuing as the Chief Executive Officer as of the date of satisfaction of such Tranche and through the date the Compensation Committee determines, approves and certifies that the requisite conditions for the applicable Tranche have been satisfied, the Company will issue shares of its Common Stock as specified in the Tranche. Each Milestone must be achieved within the performance period specified for such Milestone. In addition, the 2023 PSA Agreement has a term of five (5) years and will expire on November 3, 2028. The maximum aggregate awards that Mr. Davis could earn under the 2023 PSA Agreement is 30% of the Company’s then current total issued and outstanding shares of Common Stock between the Date of Grant and the Expiration Date.
Description of Milestones
•
MARKET CAPITALIZATION MILESTONE.   For each $20 million incremental Thirty-Day Market Cap (as defined below) achieved (each a “Market Cap Tranche”), the Company will issue to Participant a number of shares of Common Stock equal to 1.25% of the Company’s then-current total issued and outstanding shares of Common Stock as of the date a Market Cap Tranche is achieved. If the Company has a positive EBITDA during the fiscal year when the Market Cap Tranche(s) is achieved, then for each Market Cap Tranche achieved, the Company will issue to Participant an additional 0.75% of the Company’s then-current total issued and outstanding shares of Common Stock as of the date a Market Cap Tranche is achieved.

•
REVENUE BENCHMARK MILESTONE.   For each $10 million of revenue recognized by the Company (each a “Revenue Tranche”), the Company will issue to Participant a number of shares of Common Stock equal to 1% of the Company’s then-current total issued and outstanding shares of Common Stock as of the date a Revenue Tranche is achieved.

•
MAXIMUM CAP ON AGGREGATE AWARDS.   In total, the Participant cannot earn more than 30% of the Company’s then-current total issued and outstanding shares of Common Stock from the above described Milestones between the Date of Grant and the Expiration Date.

Potential Ownership of Securities and Potential Value that Could be Realized under the 2023 PSA Agreement
As of November 7, 2023, the Record Date for the Meeting, Mr. Davis directly owned 685 shares of the Company’s Common Stock (which includes stock options to acquire aggregate up to 134 shares of Common Stock) and had no economic interest in other convertible securities.
Based on [703,271] shares of the Company’s Common Stock outstanding on November 7, 2023, including the shares of Common Stock that can be acquired through stock options owned by Mr. Davis, he has an economic interest in 0.094% of the outstanding shares of the Company’s Common Stock.
For illustration purposes only, if (i) all shares of common stock subject to the 2023 PSA Agreement were to become fully vested, outstanding and held by Mr. Davis as of the Record Date; and (ii) there were no other dilutive events of any kind, we estimate that Mr. Davis would have an economic interest in approximately 30.09% of the outstanding shares of the Company’s common stock, an increase of 30%, and voting power in approximately 30.09% of the outstanding shares of the Company’s common stock, an increase of approximately 30% as well.
To help convey the potential value of the award, and for illustration purposes only, if the maximum number of shares of Common Stock subject to the 2023 PSA Agreement have become fully vested, outstanding and held by Mr. Davis on November 7, 2023, assuming that this would result in the issuance of maximum approximately [210,981] shares, and based upon a closing price of [$4.50] on November 7, 2023, the value of the shares granted would be worth approximately [$949,414]. Should the value of the closing price of the Company’s Common Stock increase, the value of the shares granted to Mr. Davis could also be substantially higher.
This calculation does not account for any future dilutive events, such as the issuance of additional equity as compensation to employees, as consideration for mergers and acquisitions, or for capital-raising activities, which would have the effect of diluting Mr. Davis’s ownership of the Company’s common stock. Nor does it account for any sales of the Company stock that Mr. Davis will likely have to make in order to pay required taxes. Any of these events may result in Mr. Davis beneficially owning a smaller percentage of the outstanding shares of the Company’s common stock. In addition, this calculation does not account for the aggregation of successive achievements of the Milestones, such that the number of outstanding shares of the Company’s common stock will increase upon each achievement and thus successive achievements will be entitled to a greater number of shares of Common Stock. This may result in a larger amount of shares being issued overall depending on how many of the Milestones and Tranches Mr. Davis accomplishes. Therefore, it is impossible to provide the exact or true percentage of Mr. Davis’s future total ownership of the Company’s Common Stock upon the vesting of one or more Tranches of the 2023 PSA Agreement.
Further, it is not possible to reliably estimate the value that could be realized under the 2023 PSA Agreement because that value also depends on the price of shares of the Company’s Common Stock, which may be affected by a number of factors including the amount of dilution that the Company’s experiences over the course of time for Mr. Davis to achieve the Milestones.
Accounting and Tax Considerations
Accounting Consequences.   We follow FASB Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all stock-based compensation awards made to employees and directors based on the grant date “fair value” of these awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award. However, pursuant to ASC Topic 718, stock-based compensation awards that are subject to the approval of stockholders are not deemed granted, solely for accounting purposes, until such approval is obtained. Therefore, the actual aggregate fair value of such awards cannot be computed for accounting purposes prior to the date of such approval. Accordingly, the 2023 PSA Agreement is expected to result in the recognition of additional stock-based compensation expense after the date of shareholder approval and over the term of the award.
Federal Income Tax Consequences.   The following discussion is a brief summary of the principal United States federal income tax consequences of the 2023 PSA Agreement under the U.S. Internal Revenue Code (the “Code”) as in effect on the date of this proxy statement. The following summary assumes that Mr. Davis remains a U.S. taxpayer. The Code and its regulations are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or non-U.S. income and other tax consequences. The specific tax consequences to Mr. Davis will depend upon his future individual circumstances.
Tax Effect for Mr. Davis.   Mr. Davis did not have taxable income from the grant of the 2023 PSA Agreement nor will he have taxable income from stockholder approval of the potential issuance of the additional shares for the CEO Performance Award, if such approval occurs. If, and when, Mr. Davis vests in any portion of the 2023 PSA Agreement, he will recognize ordinary income calculated as of the market value of the Common Stock on the date of vesting. Any taxable income recognized in connection with the vesting of the 2023 PSA Agreement by Mr. Davis will be subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares will be capital gain or loss.
Tax Effect for the Company.   The Company may be entitled to a material tax deduction in connection with the 2023 PSA Agreement. In most cases, companies are entitled to a tax deduction in an amount equal to the ordinary income realized by a participant when the common stock vests and the participant recognizes such income. However, Section 162(m) of the Code limits the deductibility of compensation paid to the Company’s CEO and other “covered employees” as defined in Section 162(m) of the Code. No tax deduction is allowed for compensation paid to any covered employee to the extent that the total compensation for that executive exceeds $1 million in any taxable year. Under Section 162(m) of the Code, as most recently amended in March 2021, the Company expects that Mr. Davis will be a covered employee for purposes of Section 162(m) of the Code throughout the duration of the 2023 PSA Agreement. Therefore, in any given year in which Mr. Davis vests all or part of the 2023 PSA Agreement, the Company will be able to take a tax deduction of $1 million or less, regardless of the amount of compensation recognized by Mr. Davis from the 2023 PSA Agreement or with any other type of compensation for the year.

Registration with the Securities and Exchange Commission
If the shares authorized under the 2023 PSA Agreement are approved by stockholders, the Company expects to file as soon as practicable after the Annual Meeting a registration statement on Form S-8 with the Securities and Exchange Commission to register the maximum additional number of shares of Common Stock that may be issuable pursuant to the award.
Effect of Issuance of Additional Shares of Common Stock
If this Proposal No. 3 set forth in this proxy statement is approved by stockholders and if Mr. Davis achieves any of the Milestones, the Company will be issuing additional shares of Common Stock, increasing the number of shares of Common Stock outstanding. As a result, our stockholders will incur dilution of their percentage ownership upon any issuance of shares of Common Stock pursuant to the terms of the 2023 PSA Agreement.
Since the number of shares to be issued will depend on the number of shares of Common Stock outstanding at the time that a Milestone or Tranche is achieved and whether and to what extent a Milestone or Tranche is achieved, we cannot predict the number of shares that will actually be issued. By way of example only, however, 0.75%, 1% and 1.25% of [703,271] shares of Common Stock outstanding on November 7, 2023, would result in the issuance of [5,274] shares, [7,032] shares and [8,790] shares of Common Stock, respectively. Plus, those amounts may be aggregated resulting in a larger amount of shares that may be issued overall depending on how many of the Milestones and Tranches Mr. Davis accomplishes.
Issuance of shares of Common Stock pursuant to the terms of the 2023 PSA Agreement will result in an increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of outstanding shares of our Common Stock and will experience a significant reduction in the percentage interests in voting power. Further, the issuance or resale of our Common Stock could cause the market price of our Common Stock to decline.
Supporting Statement of the Board
The Company is asking stockholders to vote their shares “FOR” the approval of shares of Common Stock to be issued for the proposed CEO Performance Award.
The independent, non-interested members of the Board of Directors, led by the members of the Compensation Committee, spent several months designing a compensation award that they believe will incentivize Mr. Davis while maximizing value for the Company stockholders. As part of this process, the Compensation Committee and the Board of Directors sought to balance a variety of important objectives, including:
•
Aligning Mr. Davis’s interests with those of the Company stockholders by motivating him to achieve growth in the Company. This, in turn, should generate stockholder value;

•
Motivating Mr. Davis to achieve the market capitalization and revenue benchmark Milestones outlined in the 2023 PSA Agreement, which would generate significant stockholder value;

•
Encouraging Mr. Davis’s continued leadership and direction of the Company; and

•
Linking Mr. Davis’s compensation to the Company’s performance so that he benefits when the Company stockholders benefit.

The Board believes that it is imperative to retain Mr. Davis, to incentivize him to continue his efforts to guide the Company during this critical point in the Company’s trajectory, and to motivate Mr. Davis to achieve his vision of making the Company an innovative national-leading clothing company.
Proposal to Approve Issuance of Shares of Common Stock
Nasdaq Listing Rule 5635(c) requires us to obtain stockholder approval with respect to certain non-public offerings involving the sale, issuance or potential issuance by the Company of equity compensation. Accordingly, we are seeking stockholder approval for the issuance of Common Stock to our Chief Executive Officer pursuant to the terms of the 2023 PSA Agreement as set forth in this Proposal No.3.

Consequences of Not Approving This Proposal
If we do not obtain stockholder approval at the Meeting, the Board may seek stockholder approval at a future meeting.
Vote Required; Board of Directors Recommendation
The affirmative vote of the majority of the voting power of the outstanding shares of our Common Stock, the Series A Convertible Preferred Stock (voting on an as-converted to Common Stock basis) and the Series C Convertible Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as a single class, is required to approve Proposal No. 3, assuming the presence of a quorum.
Proposal No. 3 is a non-routine matter. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the approval of this proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal No. 3 in order for them to vote your shares so that your vote can be counted. If you hold your shares in “street name” and you do not instruct your broker how to vote on Proposal No. 3, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in Proposal No. 3. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.
Mr. Davis will abstain from voting on this Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(C), OF THE ISSUANCE OF SHARES OF COMMON STOCK TO OUR CHIEF EXECUTIVE OFFICER PURSUANT TO A PERFORMANCE STOCK AWARD AGREEMENT

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Our former auditor dbbmckennon, LLC (“dbbmckennon”) resigned on May 4, 2023. dbbmckennon served as the Company’s independent registered public accounting firm for fiscal years ended December 31, 2022 and December 31, 2021. dbbmckennon’s resignation as the Company’s independent registered public accounting firm was accepted by the Audit Committee of the Company on May 4, 2023. During the fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent interim period through May 4, 2023, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and dbbmckennon on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference to the subject matter of such a disagreement in connection with its audit reports on the Company’s consolidated financial statements for such years, and (ii) no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), except the identification of a material weakness in the Company’s internal control over financial reporting. The report of dbbmckennon to the Company’s financial statements for fiscal years ended December 31, 2022 and 2021 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle. The report had been prepared assuming that the Company would continue as a going concern and included an explanatory paragraph regarding the Company’s ability to continue as a going concern as result of net losses from inception, negative cash flow from operations, and lack of liquidity raise.
In connection with dbbmckennon’s resignation, the Company engaged MGO on May 5, 2023 as its new independent registered public accountant for the fiscal year ending December 31, 2023. This decision was approved by the Audit Committee in accordance with the authority of the Audit Committee as specified in its Charter. MGO has served as the auditor for the Company since May 5, 2023. During the fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent interim period through May 5, 2023, neither the Company nor anyone on its behalf consulted with MGO regarding (a) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that MGO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
The stockholders are being requested to ratify the appointment of MGO at the Meeting. If the selection is not ratified, it is contemplated that the appointment of MGO for 2023 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company anticipates that a representative of MGO will attend the Meeting. If the MGO representative attends the Meeting, he/she will have an opportunity to make a statement and to respond to appropriate stockholder questions.
Vote Required
You may vote in favor of or against this proposal or you may abstain from voting. The affirmative vote of the majority of the voting power of the outstanding shares of our Common Stock, the Series A Convertible Preferred Stock (voting on an as-converted to Common Stock basis) and the Series C Convertible Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, assuming the presence of a quorum, is required to ratify the appointment of Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the appointment of MGO as the Company’s independent registered public accounting firm. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF MACIAS GINI & O’CONNELL LLP
Principal Accountant Fees and Services
Audit Fees.   The aggregate fees, including expenses, billed by our principal accountant for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q and other services that are normally provided in connection with statutory and regulatory filings or engagements during each of the fiscal years ended December 31, 2022 and 2021 were $252,000 and $264,980, respectively.
Audit-Related Fees.   The aggregate fees, including expenses, billed by our principal accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements not reported under “Audit Fees” above during the fiscal years ended December 31, 2022 and 2021 were $90,810 and $62,418, respectively.
Tax Fees.   The aggregate fees, including expenses, billed by our principal accountant for services rendered for tax compliance, tax advice and tax planning during the fiscal years ended December 31, 2022 and 2021 were $0 and $0, respectively.
All Other Fees.   The aggregate fees, including expenses, billed for all other products and services provided by our principal accountant during the fiscal years ended December 31, 2022 and 2021 were $18,488 and $85,703, respectively.
Audit Committee Pre-Approval Policy
Our audit committee is responsible for approving or pre-approving all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the independent auditor and pre-approve the related fees. Pursuant to its charter, the audit committee delegated to each of its members, acting singly, the authority to pre-approve any audit services if the need for consideration of a pre-approval request arises between regularly scheduled meetings, with such approval presented to the audit committee at its next scheduled meeting or as soon as practicable thereafter.
All audit and audit-related services performed by our principal accountant during the fiscal years ended December 31, 2022 and 2021 were pre-approved by our Board of Directors, then acting in the capacity of an audit committee.

REPORT OF THE AUDIT COMMITTEE
Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees, vendors, customers and others of concerns on questionable accounting and auditing matters.
In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2022 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards Update No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee received the written disclosures from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.
Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2022 filed with the SEC.
The Audit Committee also has appointed, subject to stockholder ratification, Macias Gini & O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
Respectfully submitted,

Audit Committee
Trevor Pettennude, Chair
Jameeka Green Aaron
Huong “Lucy” Doan
The Report of the Audit Committee should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee therein by reference.

PROPOSAL NO. 5
ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will allow us to adjourn the Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of the foregoing proposals.
In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Meeting and any later adjournments. If our stockholders approve the Adjournment Proposal, we could adjourn the Meeting, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of one or more of the foregoing proposals, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, we could adjourn the Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.
Vote Required
The affirmative vote of the majority of the voting power of the outstanding shares of our Common Stock, the Series A Convertible Preferred Stock (voting on an as-converted to Common Stock basis) and the Series C Convertible Preferred Stock (voting on an as-converted to Common Stock basis), present in person or represented by proxy at the Meeting and entitled to vote thereon, all voting together as a single class, is required to approve the adjournment of the Meeting as described in this proposal. Abstentions will have the same effect as votes “against” this proposal and broker non-votes will not have an effect on the outcome of this proposal.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
Board Leadership Structure and Risk Oversight
Our Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. The Board believes it is in the best interests of the Company to make that determination based on the membership of the Board and the position and direction of the Company. The Board currently has determined that having John Hilburn Davis, IV serve as our Chairman and our Chief Executive Officer makes the best use of his experience, expertise and extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.
The Board as a whole is responsible for consideration and oversight of the risks we face and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board and these committees make reports to the full Board, including reports on noteworthy risk-management issues. Members of the Company’s senior management team regularly report to the full Board about their areas of responsibility and a component of these reports is the risks within their areas of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risks is conducted as needed or as requested by the Board or one of its committees.
Directors
The following table sets forth certain information regarding our current directors and director nominees:
NAME	AGE	POSITION
John Hilburn Davis, IV	51	Chief Executive Officer, President, Director Nominee (Chairman)
Mark T. Lynn	39	Director Nominee
Trevor Pettennude(1)	56	Director Nominee
Jameeka Green Aaron(1)	43	Director Nominee
Huong “Lucy” Doan(1)	54	Director Nominee

(1)
Member of the Audit Committee, Compensation Committee and Nominating and Governance Committee

Each of our directors, who are our current nominees, was nominated based on the assessment of our Nominating Committee and our Board that he or she has demonstrated relevant business experience, excellent decision-making ability, good judgment, and personal integrity and reputation. Our Board consists of, and seeks to continue to include, persons whose diversity of skills, experience and background are complementary to those of our other directors.
Nominees for Director for the year ending December 31, 2024
The persons listed below have been nominated for election as the directors of the Company’s Board. Unless otherwise directed by stockholders within the limits set forth in the bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the nominees.
John Hilburn Davis IV, “Hil”, has served as our President and Chief Executive Officer since March 2019 and a Director since November 2020.He joined DSLTD to overhaul its supply chain in March 2018. Prior to that, Mr. Davis founded two companies, BeautyKind and J.Hilburn. He founded and was CEO of BeautyKind from October 2013 to January 2018. He also founded and was CEO of J.Hilburn from January 2007 to September 2013, growing it from $0 to $55 million in revenues in six years. From 1998 to 2006 Mr. Davis worked as an equity research analyst covering consumer luxury publicly traded companies at Thomas Weisel Partners, SunTrust Robinson Humphrey and Citadel Investment Group. He graduated from Rhodes College in 1995 with a BA in Sociology and Anthropology. On December16, 2021, Mr. Davis

filed for personal bankruptcy through the filing of a Chapter 7 bankruptcy petition in Texas federal court. We believe that Mr. Davis is qualified to serve as a director because of his operational and historical expertise gained from serving as our Chief Executive Officer, and his experience within various businesses, including apparel.
Mark T. Lynn has been a director of our company since inception and serve as our Co-Chief Executive Officer from September 2013 to the October 2018. Prior to joining us, until September 2011 he was Co-Founder of WINC, a direct-to-consumer e-commerce company which was then the fastest growing winery in the world, backed by Bessemer Venture Partners. Prior to Club W, Mr. Lynn co-founded a digital payments company that was sold in 2011. He holds a digital marketing certificate from Harvard Business School’s Executive Education Program. Mr. Lynn’s extensive corporate and leadership experience qualifies him to serve on our board of directors.
Trevor Pettennude is a seasoned financial services executive. In 2013, Mr. Pettennude became the CEO of 360 Mortgage Group, where he oversees a team of 70 people generating over $1 billion of annual loan volume. He is also the founder and principal of Banctek Solutions, a global merchant service company which was launched in 2009 and which processes over $300 million of volume annually. Mr. Pettennude’s extensive corporate and leadership experience qualifies him to serve on our board of directors.
Jameeka Green Aaron became a director of our company in May 2021. Ms. Aaron is the Chief Information Security Officer at Auth0. Ms. Aaron is responsible for the holistic security and compliance of Auth0’s platform, products, and corporate environment. Auth0 provides a platform to authenticate, authorize, and secure access for applications, devices, and users. Prior to her current role Ms. Aaron was the Chief Information Officer Westcoast Operations at United Legwear and Apparel. Her 20+ years of experience include serving as the Director of North American Technology and Director of Secure Code and Identity and Access Management at Nike, and as Chief of Staff to the CIO of Lockheed Martin Space Systems Company. Ms. Aaron is also a 9-year veteran of the United States Navy. Ms. Aaron’s dedication to service has extended beyond her military career. She is committed to advancing women and people of color in Science, Technology, Engineering, and Mathematics (STEM) fields she is an alumni of the U.S. State Department’s TechWomen program and the National Urban League of Young Professionals. Ms. Aaron currently sits on the board of the California Women Veterans Leadership Council, is an advisor for U.C. Riverside Design Thinking Program, and is a member of Alpha Kappa Alpha Sorority, Inc. Born in Stockton, California, Ms. Aaron holds a bachelor’s degree in Information Technology from the University of Massachusetts, Lowell. Ms. Aaron’s extensive corporate and leadership experience qualifies her to serve on our board of directors.
Huong “Lucy” Doan became a director of our company in December 2021. Ms. Doan is a seasoned finance and strategy executive who brings expertise working with some of the world’s best-known brands. Since 2018, Ms. Doan serves as advisor to CEOs and founders of high-growth DTC, ecommerce and retail brands, in apparel and consumer products. In this capacity, she provides strategic guidance to successfully scale businesses while driving profitability, with focus on operational excellence and capital resource planning. In 2019, she became a board member of Grunt Style, a patriotic apparel brand. Prior, Ms. Doan spent 20 years in senior executive roles at Guitar Center, Herbalife International, Drapers & Damons, and Fox Television, where she built high performance teams to drive execution of business plans and growth strategies. Ms. Doan’s extensive corporate and leadership experience qualifies her to serve on our board of directors.
Executive Officers
The following table provides certain information regarding the executive officers of the Company:
NAME	AGE	POSITION
John Hilburn Davis IV	51	Chief Executive Officer
Laura Dowling	44	Chief Marketing Officer
Reid Yeoman	41	Chief Financial Officer
Information about John Hilburn Davis, IV, our Chief Executive Officer and President, is set forth above under “Nominees for Director.”

Laura Dowling has served as our Chief Marketing Officer since February 2019. Prior to that she was the Divisional Vice President of Marketing & PR, North America at Coach from February 2016 to August 2018. At Coach Ms. Dowling led a team of 25 and was held accountable for $45 million profit and loss. From August 2011 to February 2016, she was the Director of Marketing & PR at Harry Winston and from March 2009 to August 2011 she was the Director of Wholesale Marketing at Ralph Lauren. Ms. Dowling holds both a Master’s degree (2002) and Bachelor’s degree (2001) in Communications & Media Studies with a Minor in French from Fordham University.
Reid Yeoman has served as our Chief Financial Officer since October 2019. Mr. Yeoman is a finance professional with a core Financial Planning & Analysis background at major multi-national Fortune 500 companies  —  including Nike & Qualcomm. He has a proven track record of driving growth and expanding profitability with retail. From November 2017 to September 2019, Mr. Yeoman served as CFO/ COO at Hurley  —  a standalone global brand within the Nike portfolio  —  where he managed the full profit and loss/Balance Sheet, reporting directly to Nike and oversaw the brand’s logistics and operations. He is a native Californian and graduated with an MBA from UCLA’s Anderson School of Management in 2013 and a BA from UC Santa Barbara in 2004.
Family Relationships
There are no family relationships between any of the directors or executive officers of the Company.
Corporate Governance and Board Matters
Vacancies
Directors are elected for a term of one year and hold office until their successors are elected and qualify. Any vacancy on the Board for any cause, including an increase in the number of directors, may be filled by a majority of the directors then in office, although such majority is less than a quorum, or by a sole remaining director. If there are no directors in office, then an election of directors may be held in accordance with Delaware Law. If one or more directors resigns from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, have the power to fill such vacancy or vacancies with the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of the other vacancies.
Director Independence
We are listed on the NASDAQ Capital Market (“Nasdaq”) and accordingly, we have applied Nasdaq listing standards in determining the “independence” of the members of our Board. Based on Nasdaq listing standards and SEC rules, and after reviewing the relationships with members of our Board, our Board has determined, with the assistance of the Nominating and Governance Committee, that Trevor Pettennude, Jameeka Aaron and Huong “Lucy” Doan qualify as independent directors and therefore the Board consists of a majority of “independent directors”. In addition, we are subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the audit, as discussed below. The Nominating and Governance Committee reviews with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Nominating and Governance Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company’s on-going compliance with Nasdaq independence standards.
Attendance at Board and Committee Meetings
During the fiscal year of 2022, our Board held four meetings. No incumbent director who was also a director during fiscal year 2022 attended fewer than 75% of the aggregate of such Board meetings. The Company’s policy is to encourage, but not require Board members to attend annual stockholder meetings.
Committees and Corporate Governance
The current standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each committee is comprised entirely of directors who are “independent” within the meaning of Nasdaq Rule 5605(a)(2) and all applicable SEC rules and regulations. The members of the committees and a description of the principal responsibilities of each committee are described below.
Our Board has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines include items such as criteria for director qualifications, director responsibilities, committees of the Board, director access to officers and employees, director compensation, evaluation of the Chief Executive Officer, annual performance evaluation and management succession. The Board has chosen not to impose term limits or mandatory retirement age with regard to service on the Board in the belief that continuity of service and the past contributions of the members of the Board who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. Each director is to act on a good faith basis and informed business judgment in a manner such director reasonably believes to be in the best interest of the Company.
A copy of each committee charter and our Corporate Governance Guidelines can be found on our website at https://ir.digitalbrandsgroup.co/corporate-governance/governance-documents by clicking “Investor Relations -Governance” and is available in print upon request to the Secretary of Digital Brands Group Inc., 1400 Lavaca Street, Austin, TX 78701.
The Audit Committee
The Audit Committee of the Board of Directors consists of three directors, who are independent pursuant to the Director Independence Standards of NASDAQ and other SEC rules and regulations applicable to audit committees. The following directors are currently members of the Audit Committee: Trevor Pettennude, Jameeka Green Aaron and Hong Doan. Trevor Pettennude serves as the chairman. The Board has determined that Trevor Pettennude qualifies as an audit committee financial expert, as such term is defined by Item 407(d)(5)(ii) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The Audit Committee has held four meetings during fiscal year 2022.
The audit committee’s responsibilities include:
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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

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reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•
recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•
reviewing quarterly earnings releases.

The Board has determined that each current member of the Audit Committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act and is a person whom the Board has determined has the requisite financial expertise required under the applicable requirements of Nasdaq. In arriving at this determination, the Board examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector. The Board has also determined that Trevor Pettennude qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.
The Compensation Committee
The compensation committee’s responsibilities include:
•
annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation: (i) recommending to the board of directors the cash compensation of our Chief Executive Officer, and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;

•
reviewing and recommending to the board of directors the cash compensation of our other executive officers;

•
reviewing and establishing our overall management compensation, philosophy and policy;

•
overseeing and administering our compensation and similar plans;

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq Capital Market rules;

•
retaining and approving the compensation of any compensation advisors;

•
reviewing and approving our policies and procedures for the grant of equity-based awards;

•
reviewing and recommending to the board of directors the compensation of our directors; and

•
preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement.

None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.
The Compensation Committee consists of Jameeka Green Aaron, chairman, Trevor Pettennude, and Hong Doan. Our Board has determined that each current member of the Compensation Committee is independent under Nasdaq listing standards, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the Code. The Compensation Committee has held four meetings during the fiscal year of 2022.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee were officers or employees of the Company during 2022 nor did they have any relationship with us requiring disclosure under Item 404 of Regulation S-K. None of our current executive officers served as a member of the board of directors or the compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or Compensation Committee.

The Nominating and Governance Committee
The Nominating and Corporate Governance Committee’s responsibilities include:
•
developing and recommending to the board of directors’ criteria for board and committee membership;

•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders; and

•
reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us.

The Nominating and Governance Committee consists of Trevor Pettennude, Jameeka Green Aaron and Hong Doan and is chaired by Hong Doan. The Board has determined that each member of the Nominating and Governance Committee is independent under Nasdaq listing standards. The Nominating and Governance Committee has held four meetings during the fiscal year of 2022.
The Director Nomination Process
The Nominating and Governance Committee considers nominees from all sources, including stockholders. The Nominating and Governance Committee has the authority to lead the search for individuals qualified to become members of the Company’s Board and to select or recommend nominees to the Board to be presented for stockholder approval. The committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.
The Board consists of a majority of directors who (i) qualify as “independent” directors within the meaning of Nasdaq listing standards, as the same may be amended from time to time; and (ii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The Nominating and Governance Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. Our Board has determined not to establish term limits with regard to service as a director in the belief that continuity of service and the past contributions of directors who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to the Company’s governance. The committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the board may deem appropriate, including overall skills and experience.
Although the Company does not have a policy regarding diversity, the value of diversity on the Board is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Nominating and Governance Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Nominating and Governance Committee will recommend to the Board nominees as appropriate based on these principles.
Director Nominations.   Director nominees provided by stockholders to the Nominating and Governance Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. Section 2.15 of our Bylaws provides specific procedures for shareholders to nominate directors. The procedures are as follows: Nominations of persons for election to the Board of Directors of the corporation may be made by (i) the Board of Directors or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of Directors.
Should you have any questions regarding these procedures or would like to receive a full copy of our Bylaws, you may do so by contacting the Company’s Secretary at 1400 Lavaca Street, Austin, TX 78701.

Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics. This code of ethics applies to our directors, executive officers and employees. This code of ethics is publicly available in the corporate governance section of the Investor Relations page of our website located at https://ir.digitalbrandsgroup.co/corporate-governance/governance-documents and in print upon request to the Secretary at Digital Brands Group Inc., 1400 Lavaca Street, Austin, TX, 78701. If we make amendments to the code of ethics or grant any waiver that the SEC requires us to disclose, we will disclose the nature of such amendment or waiver on our website.
Stockholder Communication with Our Board of Directors
Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to them c/o Stockholder Relations, Digital Brands Group, Inc., 1400 Lavaca Street, Austin, TX 78701, or by telephone at (209) 651 -0172 specifying whether the communication is directed to the entire Board or to a particular director. Your letter should indicate that you are a Digital Brands Group, Inc. stockholder. Letters from stockholders are screened, which includes filtering out improper or irrelevant topics, and depending on subject matter, will be forwarded to (i) the director(s) to whom addressed or appropriate management personnel, or (ii) not forwarded.
Director Compensation
No obligations with respect to compensation for non-employee directors have been accrued or paid for 2021 or 2022.
Going forward, our board of directors believes that attracting and retaining qualified non-employee directors will be critical to the future value growth and governance of our company. Our board of directors also believes that any compensation package for our non-employee directors should be equity-based to align the interest of these directors with our stockholders. On the effective date of the previous offerings, each of our director nominees were granted options to purchase 20,000 shares of common stock at a per share exercise price equal to the price of the shares of common stock per the offering. The options will vest over a one year period of time. We may in the future grant additional options to our non-employee directors although there are no current plans to do so. We do not currently intend to provide any cash compensation to our non- employee directors.
Directors who are also our employees will not receive any additional compensation for their service on our board of directors.

EXECUTIVE COMPENSATION
Our policies with respect to the compensation of our executive officers is administered by the Compensation Committee. The compensation policies are intended to provide for compensation that is sufficient to attract, motivate, and retain executives and potentially other individuals and to establish an appropriate relationship between executive compensation and the creation of stockholder value.
Summary Compensation Table
The summary compensation table below shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2022 and 2021. Other than as set forth herein, no executive officer’s salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.
Name and Principal Position	Fiscal Year	Salary	Bonus	Option Awards	All Other Compensation(1)	Total
John “Hil” Davis, President and Chief Executive Officer	2022	$350,000	$—	—	$—	$—
	2021	$350,000	$—	$3,704,483	$233,184	$222,500
Laura Dowling, Chief Marketing Officer	2022	$300,000	$—	$—	$—	$—
	2021	$300,000	$—	$691,135	$—	$258,231
Reid Yeoman, Chief Financial Officer	2022	$250,000	$—	$—	$—	$—
	2021	$225,000	$—	$221,163	$—	$225,000

(1)
Upon closing of the Company’s initial public offering on, after reflecting the 1:100 reverse stock split and the 1:25 reverse stock split of the Company’s Common Stock in November 2022 and August 2023 respectively, 51 shares of common stock were issued to the CEO as conversion of an outstanding note payable and related accrued interest, accrued compensation and other consideration. As of a result of the transaction, the Company recorded an additional $233,184 in stock compensation expense, which is included in general and administrative expenses in the consolidated statements of operations.

Employment Agreements
In December 2020, we entered into an offer letter with Mr. Davis, our Chief Executive Officer and a member of our board. The offer letter provides for an annual base salary of $350,000 effective October 1, 2020, and for Mr. Davis to be appointed to our board effective November 30, 2020. Effective January 1, 2021, Mr. Davis is also eligible to receive an annual bonus with a target of 175%, and with a range from 0% to a maximum of 225%, of his base salary based upon achievement of Company and individual goals. He is also eligible to participate in employee benefit plans that we offer to our other senior executives. In the event of a termination of his employment after June 30, 2021, Mr. Davis is eligible for severance benefits as may be approved by the Board. Mr. Davis is subject to our recoupment, insider trading and other company policies, a perpetual non-disclosure of confidential information covenant, a non-disparagement covenant and a non-solicitation of employees covenant. Mr. Davis’ offer letter also provided for an option grant exercisable for up to 858 shares of our common stock (after reflecting the 1:100 reverse stock split and the 1:25 reverse stock split of the Company’s Common Stock in November 2022 and August 2023 respectively) to him at a per share exercise price equal to the IPO price, of which 75% of the options vested on the effective date of the IPO and 25% of the options vest in accordance with the vesting schedule provided in the Company’s 2020 Stock Plan. Mr. Davis is an at- will employee and does not have a fixed employment term.
In December 2020, we entered into an offer letter with Ms. Dowling, our Chief Marketing Officer. The offer letter provides for an annual base salary of $300,000 effective upon the closing of the IPO. Effective January 1, 2021, Ms. Dowling is also eligible to receive an annual bonus with a target of 100%, and with a range from 0% to a maximum of 125%, of her base salary based upon achievement of Company and individual goals. She is also eligible to participate in employee benefit plans that we offer to our other senior executives. In the event of a termination of her employment after June 30, 2021, Ms. Dowling is eligible for severance benefits as may be approved by the Board. Ms. Dowling is subject to our recoupment, insider trading and other company policies, a perpetual non-disclosure of confidential information covenant, a non- disparagement covenant and a non-solicitation of employees covenant. Ms. Dowling’s offer letter also provided for an option grant exercisable for up to 116 (after reflecting the 1:100 reverse stock split and the 1:25 reverse stock split of the Company’s Common Stock in November 2022 and August 2023 respectively) shares of our common stock to her at a per share exercise price equal to the IPO price, of which 75% of the options vested on the effective date of the IPO and 25% of the options vest in accordance with the vesting schedule provided in the Company’s 2020 Stock Plan. Ms. Dowling is an at-will employee and does not have a fixed employment term.
In December 2020, we entered into an offer letter with Mr. Yeoman, our Chief Financial Officer. The offer letter provides for an annual base salary of $250,000 effective upon the closing of the IPO. Effective January 1, 2021, Mr. Yeoman is also eligible to receive an annual bonus with a target of 50%, and with a range from 0% to a maximum of 75%, of his base salary based upon achievement of Company and individual goals. He is also eligible to participate in employee benefit plans that we offer to our other senior executives.
In the event of a termination of his employment after June 30, 2021, Mr. Yeoman is eligible for severance benefits as may be approved by the Board. Mr. Yeoman is subject to our recoupment, insider trading and other company policies, a perpetual non-disclosure of confidential information covenant, a non- disparagement covenant and a non-solicitation of employees covenant. Mr. Yeoman’s offer letter also provided for an option grant 52 (after reflecting the 1:100 reverse stock split and the 1:25 reverse stock split of the Company’s Common Stock in November 2022 and August 2023 respectively) shares of our common stock to him at a per share exercise price equal to the IPO price, of which 75% of the options vested on the effective date of the IPO and 25% of the options vest in accordance with the vesting schedule provided in the Company’s 2020 Stock Plan. Mr. Yeoman is an at-will employee and does not have a fixed employment term
2020 Incentive Stock Plan
The Company has adopted a 2020 Omnibus Incentive Stock Plan (the “2020 Plan”). An aggregate of 33,000 shares (as adjusted for the 1-for-25 Reverse Stock Split effected in August 2023) of our common stock is reserved for issuance and available for awards under the 2020 Plan, including incentive stock options granted under the 2020 Plan. The 2020 Plan administrator may grant awards to any employee, director, and consultants of the Company and its subsidiaries. To date, 1,092 grants (as adjusted for the 1-for-25 Reverse Stock Split effected in August 2023) have been made under the 2020 Plan and 31,908 shares remain eligible for issuance under the Plan.
The 2020 Plan is currently administered by the Compensation Committee of the Board as the Plan administrator. The 2020 Plan administrator has the authority to determine, within the limits of the express provisions of the 2020 Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Board may at any time amend or terminate the 2020 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the 2020 Plan without the consent of the recipient. No awards may be made under the 2020 Plan after the tenth anniversary of its effective date.
Awards under the 2020 Plan may include incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock Units, performance share or Unit awards, other stock-based awards and cash-based incentive awards.
Stock Options
The 2020 Plan administrator may grant to a participant options to purchase our common stock that qualify as incentive stock options for purposes of Section 422 of the Internal Revenue Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the 2020 Plan administrator. The exercise price for stock options will be determined by the 2020 Plan administrator in its discretion, but non-qualified stock options and incentive stock options may not be less than 100% of the fair market value of one share of our company’s common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted. Stock options must be exercised within a period fixed by the 2020 Plan administrator that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise period may not exceed five years. At the 2020 Plan administrator’s discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of our common stock held by the participant or in any other form of consideration acceptable to the 2020 Plan administrator (including one or more forms of “cashless” or “net” exercise).
Stock Appreciation Rights
The 2020 Plan administrator may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised. The exercise price for a SAR will be determined by the 2020 Plan administrator in its discretion; provided, however, that in no event shall the exercise price be less than the fair market value of our common stock on the date of grant.
Restricted Shares and Restricted Units
The 2020 Plan administrator may award to a participant shares of common stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period. The 2020 Plan administrator also may award to a participant Units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted Units”). The terms and conditions of restricted share and restricted Unit awards are determined by the 2020 Plan administrator.
Performance Awards
The 2020 Plan administrator may grant performance awards to participants under such terms and conditions as the 2020 Plan administrator deems appropriate. A performance award entitles a participant to receive a payment from us, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock or a combination thereof, as determined by the 2020 Plan administrator.
Other Stock-Based Awards
The 2020 Plan administrator may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted Units, or performance awards. The terms and conditions of each other stock-based award will be determined by the 2020 Plan administrator. Payment under any other stock-based awards will be made in common stock or cash, as determined by the 2020 Plan administrator.
Cash-Based Awards
The 2020 Plan administrator may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees. The terms and conditions of each cash-based award will be determined by the 2020 Plan administrator.

2013 Stock Plan
Eligibility and Administration
Our employees, outside directors and consultants are eligible to receive nonstatutory options or the direct award or sale of shares under our 2013 Stock Plan, while only our employees are eligible to receive grants of ISOs under our 2013 Stock Plan. A person who owns more than 10% of the total combined voting power of all classes of our outstanding stock, of the outstanding common stock of our parent or subsidiary, is not eligible for the grant of an ISO unless the exercise prices is at least 110% of the fair market value of a share on the grant date and such ISO is not exercisable after five years from the grant date. The 2013 Stock Plan may be administered by a committee of the board of directors, and if no committee is appointed, then the board of directors. The board of directors has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2013 Stock Plan, subject to its express terms and conditions.
Shares Available and Termination
In the event that shares previously issued under the 2013 Stock Plan are reacquired, such shares will be added to the available shares for issuance under the 2013 Stock Plan. In the event that shares that would have otherwise been issuable under the 2013 Stock Plan were withheld in payment of the purchase price, exercise price, or withholding taxes, such shares will remain available for issuance under the 2013 Stock Plan. In the event that an outstanding option or other right is cancelled or expired, the shares allocable to the unexcised portion of the option or other right will be added to the number of shares available under the 2013 Stock Plan.
The 2013 Stock Plan will terminate automatically 10 years after the later of (i) the date when the board of directors adopted the 2013 Stock Plan or (ii) the date when the board of directors approved the most recent increase in the number of shares reserved under the 2013 Stock Plan that was also approved by our stockholders.
Awards
The 2013 Stock Plan provides for the grant of shares of common stock and options, including ISO intended to qualify under Code Section 422 and nonstatutory options which are not intended to qualify. All awards under the 2013 Stock plan will be set forth in award agreements, which will detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations.
As of October 31, 2023, there were options to purchase up to 1,558 shares (after reflecting the 1:100 reverse stock split and the 1:25 reverse stock split of the Company’s Common Stock in November 2022 and August 2023 respectively) of our common stock at a weighted average exercise price of $9,052.75 per share expiring between June 2024 and May 2031.
2023 Stock Purchase Plan
On September 10, 2023 the non-employee members of the board of directors of the Company adopted a 2023 Stock Purchase Plan (the “2023 Plan”) to enable the us to attract, retain and motivate our employees by providing for or increasing the proprietary interests of such employees in the Company, and to enable us and our subsidiaries to attract, retain and motivate nonemployee directors and further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interest of such directors in the Company. Under the 2023 Plan, qualified employees can purchase shares of our common stock at fair market value by either the delivery of cash or the delivery of a form of acceptable non-recourse promissory note. The aggregate number of common stock issuable under the 2023 Plan shall not exceed 65,000 subject to certain adjustment provided under the 2023 Plan.
Pursuant to the 2023 Plan, on September 10, 2023, certain qualified employees purchased 63,000 restricted shares of our common stock with 5-year non-recourse promissory notes bearing an interest at 2%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Person Transactions  —  Digital Brands Group, Inc.
On May 13, 2021, the effective date of the IPO, we granted stock options to acquire up to an aggregate of 10,688 shares (after reflecting the 1:100 reverse stock split and the 1:25 reverse stock split of the Company’s Common Stock in November 2022 and August 2023 respectively) to our Chief Executive Officer, Chief Marketing Officer and Chief Financial Officer at a per share exercise price equal to the initial public offering price of the shares.
Related Person Transactions — DBG
DBG uses Banctek Solutions, a registered independent sales organization (ISO) of FirstData as its back- end payment processor. Trevor Pettennude is majority owner of Banctek Solutions. We started to use Banctek Solutions services prior to Mr. Pettennude’s involvements with DBG. Total expenses for the years ended December 31, 2022 and 2021 were approximately $0 and $14,000, respectively, and included in sales and marketing in the accompanying statements of operations.
Two former officers, Corey Epstein and Mark Lynn (“Former Officers”), and one current officer, Hil Davis, of DBG deferred their salary during portions of 2014 — 2016 and 2019, respectively. In 2019, the balance due to one of the Former Officers, Corey Epstein, was relieved in full through offset. The second Former Officer, Mark Lynn, who is a director, received repayment on all balances that existed as of 2018 and advanced additional funds to DBG. These advances were non-interest bearing and due on demand. The current CEO, Hil Davis, previously advanced funds to the Company for working capital. These prior advances were converted to a note payable totaling $115,000, which accrued interest at 5% per annum until March 25, 2021, at which time Mr. Davis agreed to waive any further requirement for the payment of future interest and to convert the balance into shares of common stock at the completion of the IPO at a 30% discount to the IPO price. Upon closing of the IPO, 1,003 shares of common stock were issued to directors and 5,091 shares of common stock were issued to the CEO, in each case, as conversion of the outstanding advances and notes payable and related accrued interest, accrued compensation and other consideration. A portion of the net proceeds of the IPO were used to pay salary and expenses to Laura Dowling, our Chief Marketing Officer, and Mark Lynn, a director.
In October 2022, the Company received advances from Trevor Pettennude totaling $325,000. The advances are unsecured, non-interest bearing and due on demand. The advances were paid off in September 2023.
As of December 31, 2022 and 2021, amounts due to related parties includes advances from the former officer, Mark Lynn, who also serves as a director, totaling $104,568 and $104,568 respectively, and accrued salary and expense reimbursements of $100,649 and $126,706, respectively, to current officers.
Related Person Transactions — H&J
On June 21, 2023, the Company and the former owners of H&J executed a Settlement Agreement and Release (the “Settlement Agreement”) whereby contemporaneously with the parties’ execution of the Settlement Agreement (i) the Company made aggregate cash payment of $229,000 to D. Jones Tailored Collection, Ltd. (“D. Jones”), (ii) the Company issued 78,103 shares of common stock to D. Jones at a per share purchase price of $17.925 which represented the lower of (i) the closing price per share of the Common Stock as reported on Nasdaq on June 20, 2023, and (ii) the average closing price per share of Common Stock as reported on the Nasdaq for the five trading days preceding June 21, 2023, and (iii) the Company assigned and transferred one hundred percent (100%) of the Company’s membership interest in H&J to D. Jones.
Related Person Transactions — Stateside
On August 30, 2021, we entered into a Membership Interest Purchase Agreement (the “MIPA”) with Moise Emquies pursuant to which we acquired all of the issued and outstanding membership interests of MOSBEST, LLC, a California limited liability company (“Stateside” and such transaction, the “Stateside

Acquisition”). Pursuant to the MIPA, the seller, as the holder of all of the outstanding membership interests of Stateside, exchanged all of such membership interests for $5.0 million in cash and a number of shares of our common stock equal to $5.0 million, or 441 shares (the “Shares”), which number of Shares was calculated in accordance with the terms of the MIPA. Of such amount, $375,000 in cash and a number of Shares equal to $375,000, or 33 shares (calculated in accordance with the terms of the MIPA), is held in escrow to secure any working capital adjustments and indemnification claims.
The Stateside Acquisition closed on August 30, 2021. Upon closing of the Stateside Acquisition and the other transactions contemplated by the MIPA, Stateside became a wholly-owned subsidiary of the Company.
At the time of the acquisition, Moise Emquies was a member of the Board of Directors of the Company. The Stateside Acquisition was unanimously approved by all of the members of the Company’s Board of Directors (other than Moise Emquies who recused himself).
Policies and Procedures for Related Person Transactions
Our board of directors intends to adopt a written related person policy to set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy will cover any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we are to be a participant, the amount involved exceeds $100,000 and a related person had or will have a direct or indirect material interest, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below contains information regarding the beneficial ownership of our Common Stock by (i) each person who is known to us to beneficially own more than 5% of our Common Stock, (ii) each of our directors and director-nominees, (iii) each of our named executive officers and (iv) all of our directors and executive officers as a group. The table below reflects the 1:100 reverse stock split that was effected on November 4, 2022 and the 1:25 reverse stock split that was effected on August 22, 2023 where each fractional share resulting from such reverse stock split held by a stockholder was paid off with cash.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the securities in question. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of our common stock held by them.
Shares of common stock issuable pursuant to a stock option, warrant or convertible note that is currently exercisable or convertible, or is exercisable or convertible within 60 days after the date of determination of ownership, are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of the holder of the stock option, warrant or convertible note but are not treated as outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address for each officer, director and director nominee in the following table is c/o Digital Brands Group, Inc., 1400 Lavaca Street, Austin, TX 78701. Each stockholder’s percentage of ownership in the following table is based upon, as applicable, the following shares outstanding as of the Record Date on November 7, 2023:
	Common Stock		Total Voting Power %
Name of Beneficial Owners	Shares	%
Executive Officers and Directors
John “Hil” Davis(1)	685	*	*
Laura Dowling(2)	134	*	*
Reid Yeoman(3)	46	*	*
Mark Lynn(4)	203	*	*
Trevor Pettennude(5)	131	*	*
Jameeka Aaron(6)	6	*	*
Huong “Lucy” Doan(7)	8	*	*
All executive officers, directors and director nominees as a group (7 persons)(8)	1,213	*	*
Five Percent Holders of Common Stock
D. Jones Tailored Collection, Ltd.(9)	78,980	11.23%	11.23%
George Levy(10)	105,719	15.03%	15.03%
Matthieu Leblan(11)	105,719	15.03%	15.03%
Moise Emquies(12)	54,813	7.79%	7.79%
Carol Ann Emquies(13)	36,263	5.16%	5.16%

*
Less than one percent.

(1)
Represents options exercisable at $1,000 per share.

(2)
Represents options to acquire up to 120 shares of common stock, exercisable at $1,000 per share and options to acquire up to 14 shares of common stock, exercisable at $8,200 per share.

(3)
Represents options to acquire up to 38 shares of common stock, exercisable at $100.00 per share and options to acquire up to 7 shares of common stock, exercisable at $8,200 per share.

(4)
Includes options to acquire up to 128 shares of common stock exercisable between $3,900 and $8,200 per share.

(5)
Includes options to acquire up to 30 shares of common stock exercisable between $3,900 and $8,200 per share.

(6)
Represents options exercisable at $1,000 per share.

(7)
Represents options exercisable at $8,900 per share.

(8)
Includes options to acquire up to 981 shares of common stock exercisable between $3,900 and $10,000.

(9)
Shares are owned of record by D. Jones Tailored Collection, Ltd. Drew Jones is the Chief Executive Officer of D. Jones Tailored Collection, Ltd. and may be deemed to have sole voting and investment discretion with respect to shares of common stock held by D. Jones Tailored Collection, Ltd. The address of D. Jones Tailored Collection, Ltd. is 1334 Milwaukee Street, Denver, Colorado, 80206.

(10)
Consists of 105,718 shares of Common Stock issuable upon conversion of 1,895 shares of Series C Convertible Preferred Stock at $17.925 conversion price. The issuance of shares of Common Stock upon conversion of the Series C Convertible Preferred Stock is subject to a limit of 19.99% of the issued and outstanding Common Stock and the reporting person has agreed not to convert in any calendar month more than the greater of $300,000 or 3% of the aggregate trading volume of Common Stock as reported by Nasdaq. The address of the reporting person is 5805 West Washington Blvd Culver City, CA 90232.

(11)
Consists of 105,718 shares of Common Stock issuable upon conversion of 1,895 shares of Series C Convertible Preferred Stock at $17.925 conversion price. The issuance of shares of Common Stock upon conversion of the Series C Convertible Preferred Stock is subject to a limit of 19.99% of the issued and outstanding Common Stock and the reporting person has agreed not to convert in any calendar month more than the greater of $300,000 or 3% of the aggregate trading volume of Common Stock as reported by Nasdaq. The address of the reporting person is 3,0507 Tellem Drive, Pacific Palisades, CA 90272.

(12)
Consists of (i) 419 shares of Common stock and (ii) 54,394 shares of Common Stock from the conversion of 975 shares of Series C Convertible Preferred Stock at $17.925 conversion price. The issuance of shares of Common Stock upon conversion of the Series C Convertible Preferred Stock is subject to a limit of 19.99% of the issued and outstanding Common Stock and the reporting person has agreed not to convert in any calendar month more than the greater of $300,000 or 3% of the aggregate trading volume of Common Stock as reported by Nasdaq. The address of the reporting person is 805 North Hillcrest Road Beverly Hills, CA 90210.

(13)
Consists of 36,262 shares of Common Stock issuable upon conversion of 650 shares of Series C Convertible Preferred Stock at $17.925 conversion price. The issuance of shares of Common Stock upon conversion of the Series C Convertible Preferred Stock is subject to a limit of 19.99% of the issued and outstanding Common Stock and the reporting person has agreed not to convert in any calendar month more than the greater of $300,000 or 3% of the aggregate trading volume of Common Stock as reported by Nasdaq. The address of the reporting person is 805 North Hillcrest Road Beverly Hills, CA 90210.

DBG Series A Convertible Preferred Stock
Name and Address of Beneficial Owner	Number of Shares of Series A Convertible Preferred Stock Beneficially Owned	Percentage of Shares Outstanding(1)	Voting Power%(1)
Five Percent Holders of DBG Series A Convertible Preferred Stock
Boco4-DSTLD-Senior Debt, LLC(2)	6,300	100%	3.85%
Executive Officers and Directors
John “Hil” Davis	—	—	—
Laura Dowling	—	—	—
Reid Yeoman	—	—	—
Mark Lynn	—	—	—
Trevor Pettennude	—	—	—
Jameeka Aaron	—	—	—
Huong “Lucy” Doan	—	—	—
All executive officers, directors and director nominees as a group (7 persons)	—	—	—

(1)
Percentages are based on 6,300 shares of DBG’s Series A Convertible Preferred Stock issued and outstanding as of the Record Date.

(2)
Consists of 6,300 shares of Series A Convertible Preferred Stock at a $232.63 conversion price. The issuance of shares of Common Stock upon conversion of the Series A Convertible Preferred Stock is subject to a limit of 19.99% of the issued and outstanding Common Stock and the reporting person has agreed not to convert in any calendar month more than the greater of $500,000 or 10% of the aggregate trading volume of Common Stock as reported by Nasdaq. The shares of Series A Convertible Preferred Stock are owned of record by Boco4-DSTLD-Senior Debt, LLC. Kurt Hanson is the manager of Boco4-DSTLD-Senior Debt, LLC and as such may be deemed to have sole voting and investment discretion with respect to shares of Series A Convertible Preferred Stock held by Boco4-DSTLD-Senior Debt, LLC. Mr. Hanson disclaims any beneficial ownership of the securities held by Boco4-DSTLD-Senior Debt, LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The address of Boco4-DSTLD-Senior Debt, LLC is 111 S Main Street, Suite 2025, Salt Lake City, UT 84111.

DBG Series C Convertible Preferred Stock
Name and Address of Beneficial Owner	Number of Shares of Series C Convertible Preferred Stock Beneficially Owned	Percentage of Shares Outstanding(1)	Voting Power%(1)
Five Percent Holders of DBG Series C Convertible Preferred Stock
George Levy(2)	1,895	32.90%	15.03%
Matthieu Leblan(3)	1,895	32.90%	15.03%
Carol Ann Emquies(4)	650	11.28%	5.16%
Executive Officers and Directors
John “Hil” Davis	—	—	—
Laura Dowling	—	—	—

Name and Address of Beneficial Owner	Number of Shares of Series C Convertible Preferred Stock Beneficially Owned	Percentage of Shares Outstanding(1)	Voting Power%(1)
Reid Yeoman	—	—	—
Mark Lynn	—	—	—
Trevor Pettennude	—	—	—
Jameeka Aaron	—	—	—
Huong “Lucy” Doan	—	—	—
All executive officers, directors and director nominees as a group (7 persons)	—	—	—

(1)
Percentages are based on 4,786 shares of DBG’s Series C Convertible Preferred Stock issued and outstanding as of the Record Date.

(2)
Consists of 1,895 shares of Series C Convertible Preferred Stock at $17.925 conversion price. The issuance of shares of Common Stock upon conversion of the Series C Convertible Preferred Stock is subject to a limit of 19.99% of the issued and outstanding Common Stock and the reporting person has agreed not to convert in any calendar month more than the greater of $300,000 or 3% of the aggregate trading volume of Common Stock as reported by Nasdaq. The address of the reporting person is 5805 West Washington Blvd., Culver City, CA 90232.

(3)
Consists of 1,895 shares of Series C Convertible Preferred Stock at $17.925 conversion price. The issuance of shares of Common Stock upon conversion of the Series C Convertible Preferred Stock is subject to a limit of 19.99% of the issued and outstanding Common Stock and the reporting person has agreed not to convert in any calendar month more than the greater of $300,000 or 3% of the aggregate trading volume of Common Stock as reported by Nasdaq. The address of the reporting person is 3,0507 Tellem Drive, Pacific Palisades, CA 90272.

(4)
Consists of 650 shares of Series C Convertible Preferred Stock at $17.925 conversion price. The issuance of shares of Common Stock upon conversion of the Series C Convertible Preferred Stock is subject to a limit of 19.99% of the issued and outstanding Common Stock and the reporting person has agreed not to convert in any calendar month more than the greater of $300,000 or 3% of the aggregate trading volume of Common Stock as reported by Nasdaq. The address of the reporting person is 805 North Hillcrest Road, Beverly Hills, CA 90210.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Company’s common stock to file with the SEC reports showing initial ownership of and changes in ownership of the Company’s common stock and other registered equity securities. Based solely upon our review of the copies of such forms or written representations from certain reporting persons received by us with respect to fiscal year 2022, the Company believes that its directors and executive officers and persons who own more than 10% of a registered class of its equity securities have complied with all applicable Section 16(a) filing requirements for fiscal year 2022.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING
Proposals to Be Included in Proxy Statement
If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2024 annual meeting of stockholders pursuant Rule 14a-8 under the Exchange Act, a written copy of the proposal must be delivered no later than [July 19], 2024 (the date that is 120 calendar days before the one year anniversary of the date of the proxy statement released to stockholders for this year’s annual meeting of stockholders). If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.
Proposals to Be Submitted for Annual Meeting
Stockholders who wish to submit a proposal or nomination for consideration at our 2024 annual meeting of stockholders, but, in the case of a proposal who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days ([October 18], 2024) nor more than 90 days ([September 19], 2024) prior to the first anniversary of the preceding year’s annual meeting of stockholders. The proposal or nomination must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder submitting the proposal or nomination must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. Any stockholder proposal or nomination that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.
In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year’s annual meeting, then notice must be delivered no later than 70 days prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.
Universal Proxy
In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [October 18], 2024.
Mailing Instructions
In each case, proposals should be delivered to 1400 Lavaca Street, Austin, TX 78701, Attention: Company Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

OTHER BUSINESS
The Board of Directors does not know of any other matter to be acted upon at the Meeting. However, if any other matter shall properly come before the Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.
By order of the Board of Directors

John Hilburn Davis IV
President and Chief Executive Officer
Dated:            , 2023
Austin, Texas

Appendix A
DIGITAL BRANDS GROUP, INC.
2020 OMNIBUS INCENTIVE PLAN
ARTICLE I
PURPOSE AND ADOPTION OF THE PLAN
1.01.   Purpose.   The purpose of the Digital Brands Group, Inc. 2020 Omnibus Incentive Plan (as amended from time to time, the “Plan”) is to assist in attracting and retaining highly competent employees, directors and consultants to act as an incentive in motivating selected employees, directors and consultants of Digital Brands Group, Inc. (the “Company”) and its Subsidiaries to achieve long-term corporate objectives.
1.02.   Adoption and Term.   The Plan has been duly adopted and approved to be effective as of the effective date of the Company’s initial public offering. The Plan shall remain in effect until the tenth anniversary of the Effective Date, or until terminated by action of the Board, whichever occurs sooner.
ARTICLE II
DEFINITIONS
For the purpose of this Plan, capitalized terms shall have the following meanings:
2.01.   Affiliate means an entity in which, directly or indirectly through one or more intermediaries, the Company has at least a fifty percent (50%) ownership interest or, where permissible under Section 409A of the Code, at least a twenty percent (20%) ownership interest; provided, however, for purposes of any grant of an Incentive Stock Option, “Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, directly or indirectly.
2.02.   Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, short-term cash incentive Awards described in Article X or any other Award made under the terms of the Plan.
2.03.   Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.
2.04.   Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.
2.05.   Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant’s death.
2.06.   Board means the Board of Directors of the Company.
2.07.   Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:
(a)   The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company, an Affiliate or any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 25% of the Company Voting Securities unless such acquisition has been approved by the Board;

(b)   Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the effective date of the Plan and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the effective date of the Plan, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);
(c)   The consummation (i.e. closing) of a reorganization, merger or consolidation involving the Company, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be;
(d)   The consummation (i.e. closing) of a sale or other disposition of all or substantially all the assets of the Company, unless, following such sale or disposition, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, following such sale or disposition beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity purchasing such assets in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such sale or disposition, as the case may be; or
(e)   a complete liquidation or dissolution of the Company.
2.08.   Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.
2.09.   Committee means the Compensation Committee of the Board.
2.10.   Common Stock means the common stock of the Company, par value $0.001 per share.
2.11.   Company means Digital Brands Group, Inc., a Delaware corporation, and its successors.
2.12.   Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.
2.13.   Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.
2.14.   Dividend Equivalent Account means a bookkeeping account in accordance with under Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.
2.15   Exchange Act means the Securities Exchange Act of 1934, as amended.
2.16.   Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

2.17.   Fair Market Value means, as of any applicable date: (i) if the Common Stock is listed on a national securities exchange or is authorized for quotation on the Nasdaq Capital Market System (“NASDAQ”), the closing sales price of the Common Stock on the exchange or NASDAQ, as the case may be, on that date, or if no price was reported for that date, on the next preceding date for which a price was reported; or (iii) if (i) does not apply, the last reported bid price published in the “pink sheets” or displayed on the National Association of Securities Dealers, Inc. (“NASD”), Electronic Bulletin Board, as the case may be; or (iii) if none of the above apply, the fair market value of the Common Stock as determined under procedures established by the Committee.
2.18.   Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.
2.19.   Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.
2.20.   Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.
2.21   Non-Vested Share means shares of the Company Common Stock issued to a Participant in respect of the non-vested portion of an Option in the event of the early exercise of such Participant’s Options pursuant to such Participant’s Award Agreement, as permitted in Section 6.06 below.
2.22.   Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.
2.23.   Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.
2.24.   Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.
2.25.   Performance Awards means Awards granted in accordance with Article VIII.
2.26.   Performance Goals means net sales, units sold or growth in units sold, return on stockholders’ equity, customer satisfaction or retention, return on investment or working capital, operating income, economic value added (the amount, if any, by which net operating income after tax exceeds a reference cost of capital), EBITDA (as net income (loss) before net interest expense, provision (benefit) for income taxes, and depreciation and amortization), expense targets, net income, earnings per share, share price, reductions in inventory, inventory turns, on-time delivery performance, operating efficiency, productivity ratios, market share or change in market share, any one of which may be measured with respect to the Company or any one or more of its Subsidiaries and divisions and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual’s job responsibilities.
2.27.   Plan has the meaning given to such term in Section 1.01.
2.28.   Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.01(b).
2.29.   Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.
2.30.   Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.
2.31.   Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.
2.32.   Stock Appreciation Rights means awards granted in accordance with Article VI.
2.33   Termination of Service means the voluntary or involuntary termination of a Participant’s service as an employee, director or consultant with the Company or an Affiliate for any reason, including death, disability, retirement or as the result of the divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.
ARTICLE III
ADMINISTRATION
3.01.   Committee.
(a)   Duties and Authority.   The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act and the regulations promulgated under such statutory provisions, or the successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.
(b)   Indemnification.   Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
ARTICLE IV
SHARES
4.01.   Number of Shares Issuable.   The total number of shares initially authorized to be issued under the Plan shall be 61,112,700 shares (pre-split, 3,300,000 shares approximately post-split) of Common Stock. The foregoing share limit shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.
4.02.   Shares Subject to Terminated Awards.   Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Restricted Stock or Restricted Stock Units forfeited as provided in Article VII, other stock-based Awards terminated or forfeited as provided under the Plan, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Shares of Common Stock surrendered to or withheld by the Company in payment or satisfaction of the Purchase Price of an Option or tax withholding obligation with respect to an Award shall be available for the grant of new Awards under the Plan. In the event of the exercise of Stock Appreciation Rights, whether or not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.
ARTICLE V
PARTICIPATION
5.01.   Eligible Participants.   Participants in the Plan shall be such employees, directors and consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.
ARTICLE VI
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
6.01.   Option Awards.
(a)   Grant of Options.   The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.
(b)   Purchase Price of Options.   Subject to the requirements applicable to Incentive Stock Options under Section 6.01(d), the Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee.
(c)   Designation of Options.   The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company on the Date of Grant.
(d)   Special Incentive Stock Option Rules.   No Participant may be granted Incentive Stock Options under the Incentive Plan (or any other plans of the Company) that would result in Incentive Stock Options to purchase shares of Common Stock with an aggregate Fair Market Value (measured on the Date of Grant) of more than $[100,000] first becoming exercisable by the Participant in any one calendar year. Notwithstanding any other provision of the Incentive Plan to the contrary, the Exercise Price of each Incentive Stock Option shall be equal to or greater than the Fair Market Value of the Common Stock subject to the Incentive Stock Option as of the Date of Grant of the Incentive Stock Option; provided, however, that no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless at the time the Incentive Stock Option is granted the price of the Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable for more than five years from the Date of Grant.
(e)   Rights As a Stockholder.   A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.
6.02.   Stock Appreciation Rights.
(a)   Stock Appreciation Right Awards.   The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).
(b)   Exercise Price.   The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.
(c)   Payment of Incremental Value.   Any payment which may become due from the Company by reason of a Participant’s exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.
6.03.   Terms of Stock Options and Stock Appreciation Rights.
(a)   Conditions on Exercise.   An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant. In the event the Committee grants an Option or Stock Appreciation Right that would be subject to Section 409A of the Code, the Committee may include such additional terms, conditions and restrictions on the exercise of such Option or Stock Appreciation Right as the Committee deems necessary or advisable in order to comply with the requirements of Section 409A of the Code.
(b)   Duration of Options and Stock Appreciation Rights.   Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:
(i)   Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

(ii)   Termination of the Award in the event of a Participant’s disability, Retirement, death or other Termination of Service as provided in the Award Agreement; or
(iii)   In the case of an Incentive Stock Option, ten years from the Date of Grant (five years in certain cases, as described in Section 6.01(d)); or
(iv)   Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.
(c)   Acceleration or Extension of Exercise Time.   The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.
6.04.   Exercise Procedures.   Each Option and Stock Appreciation Right granted under the Plan shall be exercised under such procedures and by such methods as the Board may establish or approve from time to time. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made (a) by delivery to the Company of shares of Common Stock held by the Participant, (b) by a “net exercise” method under which the Company reduces the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.
6.05.   Change in Control.   Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, no accelerated vesting of any Options or Stock Appreciation Rights outstanding on the date of such Change in Control shall occur.
6.06   Early Exercise.   An Option may, but need not, include a provision by which the Participant may elect to exercise the Option in whole or in part prior to the date the Option is fully vested. The provision may be included in the Award Agreement at the time of grant of the Option or may be added to the Award Agreement by amendment at a later time. In the event of an early exercise of an Option, any shares of Common Stock received shall be subject to a special repurchase right in favor of the Company with terms established by the Board. The Board shall determine the time and/or the event that causes the repurchase right to terminate and fully vest the Common Stock in the Participant. Alternatively, in the sole discretion of the Board, one or more Participants may be granted stock purchase rights allowing them to purchase shares of Common Stock outright, subject to conditions and restrictions as the Board may determine.
ARTICLE VII
RESTRICTED SHARES AND RESTRICTED STOCK UNITS
7.01.   Award of Restricted Stock and Restricted Stock Units.   The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.
7.02   Restricted Shares.
(a)   Issuance of Restricted Shares.   As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.
(b)   Stockholder Rights.   Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).
(c)   Restriction on Transferability.   None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant’s right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.
(d)   Delivery of Shares Upon Vesting.   Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.04, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.
(e)   Forfeiture of Restricted Shares.   Subject to Sections 7.02(f) and 7.04, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or an Affiliate as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

(f)   Waiver of Forfeiture Period.   Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.
7.03.   Restricted Stock Units.
(a)   Settlement of Restricted Stock Units.   Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.
(b)   Shareholder Rights.   Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a shareholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.
(c)   Waiver of Forfeiture Period.   Notwithstanding anything contained in this Section 7.03 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.
(d)   Deferral of Payment.   If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant’s Restricted Stock Units in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.
7.04   Change in Control.   Unless otherwise provided by the Committee in the applicable Award Agreement, no acceleration of the termination of any of the restrictions applicable to Restricted Shares and Restricted Stock Unit Awards shall occur in the event of a Change in Control.
ARTICLE VIII
PERFORMANCE AWARDS
8.01.   Performance Awards.
(a)   Award Periods and Calculations of Potential Incentive Amounts.   The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

(b)   Performance Targets.   Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.
(c)   Earning Performance Awards.   The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.
(d)   Payment of Earned Performance Awards.   Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.
8.02.   Termination of Service.   In the event of a Participant’s Termination of Service during an Award Period, the Participant’s Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.
8.03.   Change in Control.   Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, no accelerated vesting of any Performance Awards outstanding on the date of such Change in Control shall occur.
ARTICLE IX
OTHER STOCK-BASED AWARDS
9.01.   Grant of Other Stock-Based Awards.   Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.
9.02.   Terms of Other Stock-Based Awards.   In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:
(a)   Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and
(b)   If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and
(c)   The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.
ARTICLE X
SHORT-TERM CASH INCENTIVE AWARDS
10.01.   Eligibility.   Executive officers of the Company who are from time to time selected by the Committee will be eligible to receive short-term cash incentive awards under this Article X.

10.02.   Awards.
(a)   Performance Targets.   The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. [Such performance targets shall be established by the Committee no later than [90] days following the commencement of the applicable performance period.
(b)   Amounts of Awards.   In conjunction with the establishment of performance targets for a fiscal year or such other short-term performance period established by the Committee, the Committee shall adopt an objective formula (on the basis of percentages of Participants’ salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. To the extent such formula is based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.
(c)   Payment of Awards.   Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year or other applicable performance period.
(d)   Negative Discretion.   Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.
(e)   Guidelines.   The Committee may adopt from time to time written policies for its implementation of this Article X.
(f)   Non-Exclusive Arrangement.   The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.
ARTICLE XI
TERMS APPLICABLE GENERALLY TO AWARDS
GRANTED UNDER THE PLAN
11.01.   Plan Provisions Control Award Terms.   Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.
11.02.   Award Agreement.   No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.
11.03.   Modification of Award After Grant.   No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.
11.04.   Limitation on Transfer.   Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant’s rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan. The Participant’s

Beneficiary may exercise the Participant’s rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.
11.05.   Taxes.   The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant’s Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:
(a)   The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the nearest whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.
(b)   In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.
11.06.   Surrender of Awards; Authorization of Repricing.   Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve. Without requiring shareholder approval, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company, including the substitution or grant of (i) an Option or Stock Appreciation Right with a lower exercise price than the Option or Stock Appreciation Right being surrendered, (ii) a different type of Award upon the surrender or cancellation of an Option or Stock Appreciation Right with an exercise price above the Fair Market Value of the underlying Common Stock on the date of such substitution or grant, or (iii) any other Award constituting a repricing of an Option or Stock Appreciation Right.
11.07.   Adjustments to Reflect Capital Changes.
(a)   Recapitalization.   In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.
(b)   Merger.   In the event that the Company is a party to a Merger, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.
(c)   Options to Purchase Shares or Stock of Acquired Companies.   After any Merger in which the Company or an Affiliate shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.
11.08.   No Right to Continued Service.   No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.
11.09.   Awards Not Includable for Benefit Purposes.   Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.
11.10.   Governing Law.   All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Delaware and construed in accordance therewith.
11.11.   No Strict Construction.   No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.
11.12.   Compliance with Rule 16b-3.   It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.
11.13.   Captions.   The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.
11.14.   Severability.   Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.
11.15.   Amendment and Termination.
(a)   Amendment.   The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

(b)   Termination.   The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.
11.16.   Foreign Qualified Awards.   Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.
11.17.   Dividend Equivalents.   For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:
(a)   Terms and Conditions.   Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant’s Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.
(b)   Unfunded Obligation.   Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company’s general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.
11.18   Adjustment of Performance Goals and Targets.   Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee.
11.19   Legality of Issuance.   Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933 or the Committee has determined that an exemption therefrom is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (iii) any applicable Company policy or administrative rules, and (iv) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.
11.20   Restrictions on Transfer.   Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.

11.21   Further Assurances.   As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

FORM OF AMENDMENT
TO
DIGITAL BRANDS GROUP, INC.
2020 OMNIBUS INCENTIVE PLAN

DIGITAL BRANDS GROUP, INC.
AMENDMENT NO. 1 TO THE
DIGITAL BRANDS GROUP, INC. 2020 OMNIBUS INCENTIVE STOCK PLAN
Adopted by Stockholders [           ], 2023
This Amendment No. 1 (this “Amendment”) is effective as of [           ], 2023, and is incorporated into and made a part of that certain Digital Brands Group, Inc. 2020 Omnibus Incentive Stock Plan, as amended from time to time (the “Plan”) of Digital Brands Group, Inc., a Delaware corporation (the “Company”). Capitalized terms not defined herein have the definitions given to them in the Plan.
WHEREAS, pursuant to Section 11.15(a) of the Plan, the Board may amend, alter, suspend or terminate the Plan at any time and will need to obtain the approval of the Company’s stockholders to comply with applicable laws; and
WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to increase the aggregate number of shares which may be authorized for grant and issuance under the Plan by 167,000 shares, from 33,000 authorized for issuance under the Plan to 200,000 authorized for issuance under the Plan, and the Company has obtained the requisite approval of the Company’s stockholders to effect such increase:
NOW, THEREFORE, the Plan is hereby amended as follows:
Amendment to Section 4.01.   Section 4.01 of the Plan shall be deleted in its entirety and replaced with the following:
“4.01.   Number of Shares Issuable.   The total number of shares authorized to be issued under the Plan shall be 200,000 shares of Common Stock and all such shares may be issued as Incentive Stock Options under the Plan. The foregoing share limit shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been acquired by the Company.”
Further Assurances.   The Company shall execute and deliver such further instruments and perform such further acts as shall be required from time to time to carry out the intent and purposes of this Amendment.
Effect on the Agreement.   On and after the date hereof, each reference in the Plan to “the Plan,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Plan as amended hereby. Except as specifically amended by this Amendment, the Plan shall remain in full force and effect and the Plan, as amended by this Amendment, is hereby ratified and confirmed in all respects.
Governing Law.   This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of California (without regard to the internal conflict of laws provisions of such State).
Headings.   The headings and captions in this Amendment are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.
[Remainder of Page Intentionally Left Blank]

Appendix B
PERFORMANCE STOCK AWARD AGREEMENT

PERFORMANCE STOCK AWARD AGREEMENT
Part I. NOTICE OF STOCK GRANT
Participant Name:John Hilburn Davis IV
The Participant has been granted rights to the common stock, par value $0.0001 per share (the “Common Stock”) of Digital Brands Group, Inc. (the “Company”) pursuant to the terms and conditions of this Performance Stock Award Agreement (the “Agreement”), as follows. Any capitalized term that is not defined in this Part I of the Agreement titled “Notice of Stock Grant” has the meaning assigned to such term in Part II of the Agreement titled “Terms and Conditions of Stock Grant,” attached hereto as Exhibit A (the “Terms and Conditions”). The date of grant (the “Date of Grant”) is November 3, 2023 and the grant under the Agreement expires on November 3, 2028 (the “Expiration Date”).
I.
VESTING REQUIREMENTS

This is a performance-based stock award and, subject to Participant continuing as the Chief Executive Officer of the Company (the “Chief Company Executive”) through each vesting event, shall vest upon the satisfaction of the Milestones as described in more detail below.
As detailed in Table 1 below, there are two (2) vesting tranches (each a “Tranche”), with each Tranche representing a portion of the stock grant covering that number of Shares specified next to the applicable Tranche number in Table 1 below. Each Tranche shall vest upon the achievement of one of the milestones specified in Table 1 below (each, a “Milestone”), all subject to Participant continuing as the Chief Company Executive as of the date of vesting through the date the Compensation Committee determines, approves and certifies that the requisite vesting conditions for the applicable Tranche have been satisfied (a “Certification”). Separate Certifications may occur on separate dates with respect to the achievement of each Milestone that are required for the vesting of any Tranche, provided that the vesting date of such Tranche will be the date on which the latter Certification necessary in order for the Tranche to vest is completed.
II.
TABLE 1. AWARD AND MILESTONE PERFORMANCE REQUIREMENTS

1.
MARKET CAPITALIZATION MILESTONE.   For each $20 million incremental Thirty-Day Market Cap (as defined below) achieved (each a “Market Cap Tranche”), the Company will issue to Participant a number of shares of Common Stock equal to 1.25% of the Company’s then-current total issued and outstanding shares of Common Stock as of the date a Market Cap Tranche is achieved.

If the Company has a positive EBITDA during the fiscal year when the Market Cap Tranche(s) is achieved, then for each Market Cap Tranche achieved, the Company will issue to Participant an additional 0.75% of the Company’s then-current total issued and outstanding shares of Common Stock as of the date a Market Cap Tranche is achieved.
2.
REVENUE BENCHMARK MILESTONE.   For each $10 million of revenue recognized by the Company (each a “Revenue Tranche”), the Company will issue to Participant a number of shares of Common Stock equal to 1% of the Company’s then-current total issued and outstanding shares of Common Stock as of the date a Revenue Tranche is achieved.

3.
MAXIMUM CAP ON AGGREGATE AWARDS.   In total, the Participant cannot earn more than 30% of the Company’s then-current total issued and outstanding shares of Common Stock from the above described Milestones between the Date of Grant and the Expiration Date.

III.
DETERMINATION OF MARKET CAPITALIZATION

For purposes of this Agreement, “Market Capitalization” on a particular day (the “Determination Date”) refers to the “Thirty-Day Market Cap,” determined in accordance with the following:

(a)
A trading day refers to a day on which the primary stock exchange or national market system on which the Common Stock trades (e.g., the Nasdaq Capital Market) is open for trading.

(b)
The Company’s daily market capitalization for a particular trading day is equal to the product of (a) the total number of outstanding Shares as of the close of such trading day, as reported by the Company’s transfer agent, and (b) the closing price per Share as of the close of such trading day, as reported by The Nasdaq Stock Market (“Nasdaq”) (or other reliable source selected by the Administrator if Nasdaq is not reporting a closing price for that day) (such product, the “Daily Market Capitalization”).

(c)
The “Thirty-day Market Cap” is equal to (a) the sum of the Daily Market Capitalization of the Company for each trading day during the thirty (30) calendar day period immediately prior to and including the Determination Date, divided by (b) the number of trading days during such period.

In order for the Market Capitalization Milestone set forth in Table 1 for any Market Cap Tranche above to be met, the Thirty-day Market Cap must equal or exceed the value of $20 million on any Determination Date.
IV.
Determination of Revenue and EBITDA

(a)
Revenue.   For purposes of this Agreement, “Revenue” on a Determination Date shall mean the Company’s total revenues, as reported by the Company in its financial statements on Forms 10-Q and 10-K filed with the U.S. Securities and Exchange Commission (“SEC”).

(b)
EBITDA.   For purposes of this Agreement, “EBITDA” on a Determination Date shall mean the Company’s earnings before interest expense, taxes, depreciation and amortization, and stock based compensation, as reported by the Company in its financial statements on Forms 10-Q and 10-K filed with the SEC.

[Reminder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, the Company and Participant have executed this Agreement as of the dates below.
DIGITAL BRANDS GROUP, INC.
By:

Title:

Date:

Agreed and Accepted:
PARTICIPANT

John Hilburn Davis IV
Date:

EXHIBIT A
Part II. TERMS AND CONDITIONS OF STOCK GRANT
1.
Definitions.   As used herein, the following definitions shall apply to the following capitalized terms:

(a)
“Administrator” means the Compensation Committee of the Board; provided that while Participant is a Director, Participant shall recuse himself from any Board approvals relating to the administration of the Agreement or this Award.

(b)
“Agreement” means this Performance Stock Grant Agreement between the Company and Participant evidencing the terms and conditions of the Award.

(c)
“Award” means the Common Stocks granted pursuant to this Agreement.

(d)
“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of shares of common stock, including but not limited to U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the laws of any non-U.S. country or jurisdiction applicable to the Award.

(e)
“Board” means the Board of Directors of the Company.

(f)
“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section, any valid regulation or other guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(g)
“Common Stock” or “Shares” means the common stock of the Company.

(h)
“Company” means Digital Brands Group, Inc., a Delaware corporation, or any successor thereto.

(i)
“Director” means a member of the Board.

(j)
“Date of Grant” means the latest date this Agreement is signed by the Company and the Participant.

(k)
“Notice of Grant” means the written notice, in Part I of this Agreement titled “Notice of Stock Grant.” The Notice of Grant constitutes a part of the Agreement.

(l)
“Participant” means the person named as the “Participant” in the Notice of Grant.

2.
Grant of Award.   The Company hereby grants to Participant named in the Notice of Grant the Award for the number of Shares, as set forth in the Notice of Grant.

3.
Vesting Requirements.   The Award awarded by this Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Shares scheduled to vest upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have been continuously the Chief Company Executive from the Date of Grant set forth in the Notice of Grant (“Date of Grant”) until the date such vesting occurs.

4.
Exercise of Award.

(a)
Right to Exercise. This Award may be exercised only upon achievement of the milestone terms set out in the Notice of Grant.

(b)
Method of Exercise. This Award is exercisable by delivery of an exercise notice, in a form approved by the Administrator (the “Exercise Notice”), or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Award, the number of

Shares in respect of which the Award is being exercised (the “Exercised Shares”). The Exercise Notice will be completed by Participant and delivered to the Company.
(c)
Term of Award. In the event that the Company’s stockholders do not approve this Agreement within twelve (12) months following the Date of Grant, the Award automatically will be forfeited as of such date and Participant shall have no further rights to the Award or any Shares underlying the Award. In no event may the Award or any portion thereof be exercised before the Company’s stockholders approve the Award, notwithstanding any vesting of all or a portion of the Award prior to such stockholder approval.

5.
Adjustments; Dissolution of Liquidation; Merger or Change in Control.

(a)
Adjustments.   In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Agreement (and in a manner that will not provide Participant with any greater benefit or potential benefits than intended to be made available under the Agreement, other than as may be necessary solely to reflect changes resulting from any such aforementioned event), will adjust the number, class, and exercise price of shares covered by the Award.

(b)
Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, the Award will terminate immediately prior to the consummation of such proposed action.

6.
Rights as Stockholder.   Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

7.
Non-Transferability of Award.   This Award may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

8.
Successors and Assigns.   The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and Participant’s heirs, legatees, legal representatives, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may be assigned only with the prior written consent of the Company.

9.
Administrator Authority.   The Administrator will have the power and authority to construe and interpret this Agreement and to adopt such rules for the administration, interpretation and application of the Agreement as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares subject to the Award have vested and whether any Change in Control has occurred). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to this Agreement.

10.
Electronic Delivery.   The Company may, in its sole discretion, decide to deliver any documents related to Awards awarded under this Agreement or future Awards that may be awarded by the Company by electronic means or request Participant’s consent to participate in any equity-based compensation plan or program maintained by the Company by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in such plan or program through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.
11.
Captions.   Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

12.
Agreement Severable.   In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

13.
Modifications to the Agreement.   This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement can be made only in an express written contract executed by a duly authorized officer of the Company.

14.
No Waiver.   Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

15.
No Advice Regarding Grant.   The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding this Agreement, or Participant’s acquisition or sale of the Shares. Participant is hereby advised to consult with Participant’s own tax, legal and financial advisors regarding this Agreement before taking any action related to this Agreement.

16.
Governing Law and Venue.   This Agreement will be governed by the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of Delaware, and agree that such litigation will be conducted in the federal courts of the United States sitting in Delaware, and no other courts, where this Award is made and/or to be performed.

* * * * *

VOTE ON INTERNETGo to http://www.vstocktransfer.com/proxyClick on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 PM EST on December [17], 2023.CONTROL #VOTE BY EMAILMark, sign. date, and scan your proxy card and return it to vote@vstocktransfer.com* SPECIMEN *1 MAIN STREETANYWHERE PA 99999-9999VOTE BY MAILMark, sign and date your proxy card and return it in the envelope we have provided.VOTE BY FAXMark, sign and date your proxy card and return it to 646-536-3179.VOTE IN PERSONIf you would like to vote in person, please attend the Annual Meeting to be held onDecember [18], 2023 at 9:30 AM. Eastern Time via live webcast by calling in to the Annual Meeting.Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.Annual Meeting Proxy Card – Digital Brands Group, Inc.DETACH PROXY CARD HERE TO VOTE BY MAILTHE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2, 3 , 4 AND 5.(1) Election of Directors:FOR ALL NOMINEES LISTED BELOW WITHHOLD AUTHORITY TO VOTE FOR(except as marked to the contrary below)ALL NOMINEES LISTED BELOWINSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW:01 John Hilburn Davis, IV 02 Mark T. Lynn 03 Trevor Pettennude 04 Jameeka Green Aaron 05 Huong “Lucy” Doan(2) PROPOSAL 2: To approve amendments to the Company’s 2020 Omnibus Incentive Stock Plan (the “2020 Plan”) to increase the aggregate number of shares of Common Stock authorized for issuance under the 2020 Plan to 200,000 shares.FOR AGAINST ABSTAIN(3) PROPOSAL 3: To approve, for purposes of complying with Nasdaq Listing Rule Section 5635(c), of the issuance of shares of Common Stock to our Chief Executive Officer pursuant to a Performance Stock Award Agreement.FOR AGAINST ABSTAIN(4) PROPOSAL 4: To ratify the appointment of Macias Gini & O’Connell LLP (“MGO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023.FOR AGAINST ABSTAIN(5) PROPOSAL 5: To approve adjournment of the Annual Meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in favor one or more of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve such proposal(s) or establish a quorum.FOR AGAINST ABSTAIN

DateSignatureSignature, if held jointlyNote: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.To change the address on your account, please check the box at right and indicate your new address.* SPECIMEN * AC:ACCT999990.00DIGITAL BRANDS GROUP, INC.2023 Annual Meeting of ShareholdersDecember [18], 2023 at 9:30 A.M. (Eastern Time)IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:The Notice, Proxy Statement and Form 10-K are available at [ir.digitalbrandsgroup.co/sec-filings/all-sec-filings]THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned, revoking all prior proxies, hereby appoints John Hilburn Davis IV, with full power of substitution and revocation, as proxy to represent and vote all shares of capital stock of Digital Brands Group, Inc., (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Shareholders of the Company to be held on December [18], 2023, at 9:30 AM, Eastern Time, upon matters set forth in the Proxy Statement, a copy of which has been received by the undersigned. Each share of common stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the amendment to the Company’s 2020 Omnibus Incentive Stock Plan, FOR the approval of a CEO Performance Stock Award Agreement, FOR the ratification of Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, FOR adjournment or postponement thereof, and to consider and act on such other matters that legally come before the meeting, as said proxy(s) may deem advisable.PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE(Continued and to be signed on Reverse Side)